                     PROPERTY MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT (the "Agreement") is entered into as of June 26, 1996 by and between Three SAC Self-Storage Corporation, a Nevada corporation with its principal place of business at 715 South Country Club Drive, Mesa, AZ 85210, ("Owner") and the property managers identified on the Exhibit B, attached hereto and incorporated herein by
                  ---------
reference, (hereinafter "U-Haul").

                               RECITALS
                               --------
     A. Owner owns or will own the self-storage real property located at the addresses identified in Exhibit C, attached hereto and
                               ---------
incorporated by reference, (hereinafter collectively the "Property") which is described on Exhibit A (legal descriptions of properties)
                      ---------
attached hereto and incorporated herein by this reference.

     B. Owner intends that the Property be rented on a space-by-space retail basis to corporations, partnerships, individuals or other entities for use as storage facilities.

     C. Owner desires that U-Haul manage the Property and U-Haul desires to act as manager, all in accordance with the terms and conditions of this Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, Owner and U-Haul hereby agree as follows:

                              AGREEMENT
                              ---------
1.  Employment
     (a) Owner hereby retains U-Haul, and U-Haul agrees to act as manager of the Property upon the terms and conditions hereinafter set forth.

     (b) Owner acknowledges that U-Haul is in the business of managing mini-warehouses both for its own account and for others. It is hereby expressly agreed that U-Haul and its affiliates may continue to engage in such activities, may manage facilities other than those presently managed by it (whether or not such other facilities may be in direct or indirect competition with the Owner) and may in the future engage in other business which may compete directly or indirectly with activities of the Owner.

     (c) In the performance of its duties under this Agreement, U-Haul shall occupy the position of an independent contractor with respect to the Owner. Nothing contained herein shall be construed as making the parties hereto partners or joint ventures, nor (except as expressly otherwise provided for herein) construed as making U-Haul an agent or employee of Owner.

2.  Duties and Authority of U-Haul
     (a) General Duties and Authority. Subject only to the restrictions and limitations provided in paragraphs (o) and (p) of this
Section 2 and the right of Owner to terminate this Agreement as provided in Section 6 hereof, U-Haul shall have the sole and exclusive authority to fully manage the Property and supervise and direct the business and affairs associated or related to the daily operation thereof, and to that end on behalf of Owner execute such documents or instruments as, in the sole judgment of U-Haul, may be deemed reasonably necessary or advisable. Such duties and authority shall include those set forth as follows, which are not in limitation of the foregoing.

     (b) Renting of the Property. U-Haul shall establish policies and procedures for the marketing activities for the Property. U-Haul shall have the sole discretion, which discretion shall be exercised in good faith, to establish the terms and conditions of occupancy by the tenants of the Property and U-Haul is hereby authorized to enter into rental agreements on behalf and for the account of the Owner with such tenants and to collect rent from such tenants. U-Haul shall cause the Owner to advertise in such media and to the extent that it deems necessary and appropriate. U-Haul may jointly advertise the Property with other properties owned or managed by U-Haul, and in that event, U-Haul shall reasonably prorate the cost of such advertising among those properties.

     (c) Repair, Maintenance and Improvements. U-Haul shall make and execute, or supervise and have control over the making and executing, of all decisions concerning the acquisition of furniture, fixtures and supplies for the Property, and the purchase, lease or other acquisition of the same on behalf of Owner. U-Haul shall make and execute, or supervise and have control over the making and executing of all decisions concerning the maintenance, repair, and landscaping of the Property; all costs incurred in connection therewith shall be on behalf of the Owner. With the prior approval of the Owner, U-Haul shall, on behalf of the Owner, negotiate and contract for and supervise the installation of all capital improvements related to the Property. U-Haul agrees to secure the prior approval of Owner on all expenditures in excess of $5,000.00 for any one item, except monthly or recurring operating charges and/or emergency repairs if in the opinion of U-Haul such expenditures are necessary to protect the Property from damage or to maintain services to the tenants as called for in their leases.

     (d) Personnel. U-Haul shall select all vendors, suppliers, contractors, subcontractors and employees with respect to the Property and shall hire, discharge and supervise all labor and employees required for the operation and maintenance of the Property. Any employees so hired shall be employees of U-Haul, and shall be carried on the payroll of U-Haul. Employees may include, but will not be limited to, on-site resident managers, on-site assistant managers, and relief managers located, rendering services, or performing activities on the Property in connection with its operation and management. The cost of employing such persons shall not exceed prevailing rates for comparable persons performing the same or similar services with respect to real estate similar to the Property. The cost of same shall not exceed the amount customarily paid to such persons performing such services without first obtaining the prior written consent of the Owner and the party holding the first position mortgage on the Property (herein sometimes referred to as the "First Mortgagee").

     U-Haul shall be responsible for the disbursement of funds in payment of all expenses incurred in connection with the operation of the Property and the Owner shall not be required to employ personnel to assist in such disbursement. U-Haul shall not be separately reimbursed for the time of its executive officers devoted to Owner's affairs or for the other overhead expenses of U-Haul.

     (e) Agreements. U-Haul shall negotiate and execute on behalf of the Owner such agreements which U-Haul deems necessary or advisable for the furnishing of utilities, services, concessions and supplies, for the maintenance, repair and operation of the Property and such other agreements which may benefit the Property or be incidental to the matters for which U-Haul is responsible hereunder.

     (f) Other Decisions. U-Haul shall make all decisions in connection with the daily operation of the Property.

     (g) Regulations and Permits. U-Haul shall comply in all material respects with any statute, ordinance, law, rule, regulation or order of any governmental or regulatory body, having jurisdiction over the Property, respecting the use of the Property or the maintenance or operation thereof. U-Haul shall apply for and attempt to obtain and maintain, on behalf of the Owner, all licenses and permits required or advisable (in the reasonable judgment of U-Haul) in connection with the management and operation of the Property.

     (h) Records and Reports of Disbursements and Collections. U-Haul shall establish, supervise, direct and maintain the operation of a system of record keeping and bookkeeping with respect to all receipts and disbursements in connection with the management and operation of the Property. The books, records and accounts shall be maintained at the U-Haul office or at each Property or such other location as U-Haul shall reasonably determine, and shall be available and open to examination and audit quarterly by Owner, its representatives, any mortgagee of the Property, or the mortgagee's representative. On or before thirty (30) days after the close of each quarter, U-Haul shall cause to be prepared and delivered to Owner and the First Mortgagee, a monthly statement of receipts, expenses and charges and a disbursement to Owner representing receipts less disbursements.

     (i) [Reserved].

     (j) Collection. U-Haul shall direct the collection and billing of all accounts payable and due to the Owner with respect to the Property and shall be responsible for establishing policies and procedures to minimize the amount of bad debts.

     (k) Legal Actions. U-Haul shall cause to be instituted, on behalf and in the name of the Owner, any and all legal actions or proceedings U-Haul deems necessary or advisable to collect charges, rent or other income due to the Owner with respect to the Property or to oust or dispossess tenants or other persons unlawfully in possession under any lease, license concession agreement or otherwise, and to collect damages for breach thereof or default thereunder by such tenant, licensee, concessionaire or occupant. The costs of all such legal actions or proceedings shall be borne by the Owner.

     (l) Insurance. U-Haul shall use its best efforts to assure that there is obtained and kept in force, fire, comprehensive liability and other insurance policies in amounts generally carried with respect to similar facilities. Specifically, U-Haul may in its discretion obtain employee theft or similar insurance in amounts and with such deductibles as U-Haul may deem appropriate. Owner shall be required to participate in the insurance coverage obtained by U-Haul. A certificate of insurance will be provided to Owner upon the written request of Owner. All such related insurance expenses shall be deemed ordinary operating expenses of the Property.

     (m) Taxes. During the term of this Agreement, U-Haul shall pay from Owner's funds, prior to delinquency, all real estate taxes, personal property taxes, and all other taxes assessed to or levied upon the Property. If required by the First Mortgagee, U-Haul will set aside, from Owner's funds, a reserve from each month's rent and other income collected, in an amount required by said First Mortgagee.

     (n) Restrictions. Notwithstanding anything to the contrary set forth in this Section 2, U-Haul shall not be required to do, or cause to be done, anything for the account of the Owner (i) which may make U-Haul liable to third parties; (ii) which may not be commenced, undertaken or completed because of insufficient funds of Owner; or,
(iii) which may not be commenced, undertaken or completed because of acts of God, strikes, governmental regulations of laws, acts of war or other types of events beyond the control of U-Haul, whether similar or dissimilar to the foregoing.

     (o) Limitations on U-Haul Authority. Notwithstanding anything to the contrary set forth in this Section 2, U-Haul shall not, without obtaining the prior written consent of the Owner, (i) rent storage space in the Property by written lease or agreement for a stated term in excess of one year, (ii) alter the building or other structures of the Property in any material manner; (iii) make any other agreements which exceed one year and are not terminable on thirty day's notice at the will of the Owner, without penalty, payment or surcharge; (iv) act in violation of any law; or (v) act in violation of any duty or responsibility of Owner under any mortgage loan secured by the Property.

     (p) Shared Expenses. Certain economies may be achieved with respect to certain expenses to be incurred on behalf of Owner hereunder if materials, supplies, insurance or services are purchased by U-Haul in quantity for use not only in connection with the Property but in connection with other properties owned or managed by U-Haul. U-Haul shall have the right to purchase such materials, supplies, insurance or services in its own name and charge Owner a pro rata share of the cost; provided, however, that the pro rata cost of such purchase to Owner shall not result in expenses greater than would otherwise be incurred at an arms length, competitive prices and terms available in the area where the Property is located; and provided further, U-Haul shall give Owner access to records so Owner may review any such expenses incurred.

3.  Duties of the Owner
     The Owner hereby agrees to cooperate with U-Haul in the performance of its duties under this Agreement and to that end, upon the request of U-Haul, to provide reasonable office space for U-Haul employees on the premises of the Property, give U-Haul access to all files, books and records of the Owner relevant to the Property.

4.  Compensation of U-Haul
     The Owner shall pay to U-Haul as the full amount due for the services herein provided a monthly Management Fee equal to six percent (6%) of the "Gross Receipts" derived from or connected with the Property. The term "Gross Receipts" shall mean all receipts (excluding security deposits unless and until the Owner recognizes the same as income) of the Owner (whether or not received by U-Haul on behalf or for the account of the Owner) arising from the operation of the Property, including without limitation, rental payments of lessees of space in the Property, vending machine or concessionaire revenues, maintenance charges, if any, paid by the tenants of the Property in addition to basic rent, parking fees, if any, and all monies whether or not otherwise described herein paid for the use of the Property.
"Gross Revenue" shall be determined on a cash basis. The Management Fee for each month shall be paid promptly at the end of such quarter and shall be calculated on the basis of the "Gross Receipts" of such quarter. The Management Fee shall be paid to each property manager based on the Gross Receipts of each respective Property for which such property manager is responsible as set forth in Section 16 hereof.
                                                ----------
Each property manager agrees that its monthly Management Fee shall be subordinate to that month's principal balance and interest payment on any first lien position mortgage loan on the Property. Gross Receipts shall not include, (i) sale tax or other similar taxes, (ii) condemnation awards, (iii) casualty or other insurance proceeds, (iv) proceeds relating to the sale or refinance of the Property, (v) revenue relating to the equipment or vehicle rentals except for net commission payable, (vi) revenue relating to retail sales and auctions, except to the extent of net amounts retained by Owner and (vii) any revenue which is derived other than in connection with the use of the Property.

     U-Haul shall repay to Owner any Management Fee collected incorrectly or if paid in connection with Gross Receipts which is later refundable.

     It is understood and agreed that such compensation will not be reduced by the cost to Owner of those employees and independent contractors engaged by or for Owner, including but not limited to the categories of personnel specifically referred to in Section 2(d). Except as provided in this Section 4, it is further understood and agreed that U-Haul shall not be entitled to additional compensation of any kind in connection with the performance by it of its duties under this Agreement.

5.  Use of Trademarks, Service Marks and Related Items
     Owner acknowledges the significant value of the U-Haul name in the operations of the Owner's property and it is therefore understood and agreed that the name, trademark and service mark, "U-Haul", and related marks, slogans, caricatures, designs and other trade or service items shall be utilized for the non-exclusive benefit of the Owner in the rental and operation of the Property, and in comparable operations elsewhere. It is further understood and agreed that this name and all such marks, slogans, caricatures, designs and other trade or service items shall remain and be at all times the property of U-Haul and its affiliates, and that, except during the term hereof, the Owner shall have no right whatsoever therein. Owner agrees that during the term of this agreement the sign faces at the property will have the name U-Haul. The U-Haul sign faces will be paid for by the Owner. Upon termination of this agreement at any time for any reason, all such use by and for the benefit of the Owner of any such name, mark, slogan, caricature, design or other trade or service item in connection with the Property shall, in any event, be terminated and any signs bearing any of the foregoing shall be removed from view and no longer used by the Owner. In addition, upon termination of this Agreement at any time for any reason, Owner shall not enter into any new leases of Property using the U-Haul lease form or use other forms prepared by U-Haul. It is understood and agreed that U-Haul will use and shall be unrestricted in its use of such name, mark, slogan, caricature, design or other trade or service item in the management and operation of other storage facilities both during and after the expiration or termination of the term of this Agreement.

6.  Termination
     The Term of this Agreement shall be twenty five (25) years, however, Owner may terminate this Agreement with or without cause for any reason or no reason, by giving not less than sixty (60) days' written notice to U-Haul pursuant to Section 11 hereof. If Owner fails to pay U-Haul any amounts (which amounts are not in dispute) owed under this Agreement when due for more than sixty (60) days following written notice to Owner and the First Mortgagee, U-Haul may terminate this Agreement by giving Owner and First Mortgagee not less than thirty days written notice pursuant to Section 11 hereof (unless such default is cured within said thirty (30) days). In any event, U-Haul shall not resign as property manager until a nationally recognized and reputable successor property manager is available and prepared to assume property management responsibilities. Upon termination of this Agreement, U-Haul shall promptly return to Owner all monies, books, records and other materials held by U-Haul for or on behalf of Owner. In addition, if U-Haul has contracted to advertise the Property in the Yellow Pages, Owner shall, at the option of U-Haul, continue to be responsible for the cost of such advertisement and shall either (i) pay U-Haul the remaining amount due under such contract in a lump sum; or (ii) pay U-Haul monthly for the amount due under such contract.

7.  Indemnification
     U-Haul hereby agrees to indemnify and hold each of Owner, all persons and companies affiliated with Owner, and all officers, shareholders, directors, employees and agents of Owner and of any affiliated companies or persons (collectively, the "Indemnified Persons") harmless from any and all costs, expenses, attorneys' fees, suits, liabilities, judgments, damages, and claims in connection with a breach by U-Haul in the performance of this Agreement and/or in connection with the management of the Property (including the loss of use thereof following any damage, injury or destruction), arising from its willful misconduct or gross negligence.

8.  Assignment
     This Agreement shall be assignable by the Owner in connection with any mortgage loan on the Property. U-Haul shall have the right to assign this Agreement to an affiliate or a wholly or majority owned subsidiary; provided, however, any such assignee must assume all obligations of U-Haul hereunder, the Owner's rights hereunder will be enforceable against any such assignee and U-Haul shall not be released from its liabilities hereunder unless the Owner shall expressly agree thereto in writing.

9.  Headings
     The headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

10. Governing Law
     The validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties shall be governed by the internal laws of the State of Arizona.

11. Notices
     Any notice required or permitted herein is to be given in writing and shall be personally delivered or mailed first class postage prepaid or delivered by an overnight delivery service to the respective addresses of the parties set forth below their signatures on the signature page thereof, or to such other address as any party may give to the other in writing. Any notice required by this Agreement will be deemed to have been given when personally served or one day after delivery to an overnight delivery service or five days after deposit in the first class mail.

12. Severability
     Should any term or provision hereof be deemed invalid, void or unenforceable either in its entirety or in a particular application, the remainder of this Agreement shall nonetheless remain in full force and effect and, if the subject term or provision is deemed to be invalid, void or unenforceable only with respect to a particular application, such term or provision shall remain in full force and effect with respect to all other applications.

13. Successors
     This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their permitted assigns and successors in interest.

14. Attorneys' Fees
     If it shall become necessary for either party hereto to engage attorneys to institute legal action for the purpose of enforcing its rights hereunder or for the purpose of defending legal action brought by the other party hereto, the party or parties prevailing in such litigation shall be entitled to receive all costs, expenses and fees (including reasonable attorneys' fees) incurred by it in such litigation (including appeals).

15. Counterparts
     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16. Scope of Property Manager Responsibility.
     The duties, obligations and liability of each property manager identified herein shall extend only so far as to relate to the Property for which such property manager is managing located in the domicile state of such property manager, and no individual property manager hereunder shall be liable for the acts or omissions of any other property manager hereunder. Each property manager shall use its best efforts to assist Owner in fulfilling Owner's obligations arising under any loan to Owner that is secured by the Property, including but not limited to preparing and providing financial and accounting reports, and maintaining the Property. Each property manager agrees that it will perform its obligations hereunder according to reasonable industry standards, in good faith, and in a commercially reasonable manner. U-Haul agrees that, in discharging its duties hereunder, it will not have any relationship with any of its affiliates that would be less favorable to Owner than would reasonably be available in a transaction with an unaffiliated party.

17. Termination/First Morgagee.
     Prior to any termination of this Agreement by the Property Manager, by reason of a default by Owner, the Property Manager shall provide to said First Mortgagee notice and at least i) sixty (60) days additional time than that provided for the Owner to cure said default, and ii) such reasonable additional time as said First Mortgagee shall require if in order to cure First Mortgagee must first foreclose, and/or terminate to obtain possession of the Property. Nothing herein shall create any obligation whatsoever on said First Mortgage to cure any such default by Owner. This Agreement shall be subject and subordinate to all mortgages encumbering the Property.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

               THREE SAC SELF-STORAGE CORPORATION
               a Nevada corporation
               715 S. Country Club Drive
               Mesa, Arizona  85210

               /S/ MARK V. SHOEN
               -----------------------
               Mark V. Shoen, President


               PROPERTY MANAGERS:

Address for all Property Managers for purposes of receiving notice:

     [Name of Property Manager]
     c/o U-Haul International, Inc.
     2721 N. Central Avenue
     Phoenix, Arizona  85004
     Attention:  Donald Wm. Murney or Treasurer



               U-Haul Co. of Alabama, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------

               U-Haul Co. of Arizona
               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------




               U-Haul Co. of California

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------

               U-Haul Co. (Canada), Ltd.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Florida

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Georgia

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Illinois, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Massachusetts, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Maryland, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Maine, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------

               U-Haul Co. of Minnesota

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Mississippi

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of New Hampshire, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of New Jersey, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Nevada, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of New York, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------

               U-Haul Co. of Ohio

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Oklahoma, Inc.

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Pennsylvania

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Tennessee

               By:  /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Texas

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Virginia

               By: J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------


               U-Haul Co. of Washington

               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------

               U-Haul Co. of Wisconsin, Inc.


               By: /S/ J.A. LORENTZ
                  --------------------
               Name: JOHN A. LORENTZ
                    ------------------
               Title: ASST. SECY
                     -----------------

                           EXHIBIT A
                           ---------

U-HAUL STORAGE GRANT ROAD, TUCSON, AZ (883-049):
Parcel I:

That portion of Lot 3 in Block 1 of Fruitvale Addition, a subdivision of Pima County, Arizona, as recorded in the office of the county recorder thereof, of record in Book 4 of Maps and Plats at Page 58 thereof, more particularly described as follows:

Commencing at the Southwest corner of said Lot 3; traverse thence North 00 deg. 00 min. 30 sec. East along the West line of said Lot 3, a distance of 150.00 feet to the true point of beginning; thence North 00 deg. 00 min. 30 sec. East, a distance of 150.20 feet to the Northwest corner of said Lot 3; thence North 89 deg. 28 min. 33 sec. East along the North line of said Lot 3, a distance of 119.87 feet to the Northeast corner thereof; thence South 00 deg. 00 min. 20 sec. West along the East line of said Lot 3, a distance of 65.21 feet; thence South 89 deg. 29 min. 00 sec. West, parallel with the South line of said Lot 3, a distance of 66.00 feet; thence South 00 deg. 00 min. 20 sec. West, parallel with the East line of said Lot 3, a distance of 85.00 feet; thence South 89 deg. 29 min. 00 sec. West parallel with the South line of said Lot 3, a distance of 53.88 feet, more or less, to the true point of beginning;

Together with an easement for ingress and egress over the following described portion of said Lot 3;

The West 25.00 feet of the South 150.00 feet of said Lot 3 except that portion thereof lying within the Grant Road Right-of-Way;

Parcel II:

Lots  1 and 2 in Block 1 of Fruitvale Addition, a subdivision  of
Pima  County, Arizona, according to the map of record in the Pima
County Recorder's Office in Book 4 of Maps and Plats at Page 58;

Except the South 150 feet thereof.

Parcel III:

The  North  150  feet of the East half of Lot 4  in  Block  1  of
Fruitvale Addition, Pima County, Arizona, according to the map of record in the Pima County Recorder's Office, in Book 4 of Maps and Plats at Page 58.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE GREAT HILLS, AUSTIN, TX (883-024):
TRACT 1: Lot 1, RESUBDIVISION OF LOT 5, MRI SYSTEMS CORPORATION SUBDIVISION, GREENWOOD PARK, a subdivision in Travis County and Williamson County, Texas, according to the map or plat thereof, recorded in Volume 72, Page 65, of the Plat Records of Travis County, Texas and Cabinet C, Slide 87, Plat Records of Williamson County, Texas and Lot 6, MRI SYSTEMS CORPORATION SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded in Volume 64, Page 6 of the Plat Records of Travis County, Texas.

SAVE AND EXCEPT that portion awarded to the State of Texas by Judgment recorded in Volume 11521, Page 81 and Volume 11850, Page
1208, Real Property Records of Travis County, Texas.

TRACT 2: Lots 30A and 30B, RESUBDIVISION OF PORTION OF JOE P. JEKEL SUBD, a subdivision in Travis County and Williamson County, Texas, according to the map or plat thereof, recorded in Volume 32, Page 47 of the Plat Records of Travis County, Texas and in Cabinet B, Slide 40 of the Plat Records of Williamson County, Texas.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE CEDAR RIDGE, DUNCANVILLE, TX (883-021):
BEING a tract of land situated in the James Anderson Survey, Abstract No. 17, in the City of Duncanville, Dallas County, Texas and being composed of all of Lot 1 and Lot 5 of The Point, an addition to the City of Duncanville, Texas per map plat recorded Volume 87144, Page 5043, Map Records, Dallas County, Texas.

COMMENCING at the intersecting point of the South right-of-way line of Big Stone Gap Road, a 60.0' right-of-way with the East right-of-way line of S. Cedar Ridge Drive, a 100.0' right-of-way; along said curve an arc distance of 16.22' to POINT OF BEGINNING of this dedicated tract; this Beginning Point being the S.W. corner of Lot 4 and the N.W. corner of Lot 5 of The Point Addition; said Beginning Point also being the most Northerly N.W. corner of this dedicated Lot 1-A and this Beginning Point being BEGINNING POINT, THENCE S 89 46' 30" E, along the South line of said Lot 4 and the North line of said Lot 5, a distance of 159.0' to the S.E. corner of said Lot 4, the N.E. corner of said Lot 5 and to a point in the West line of Lot 3 of The Point Addition, being point for corner monumented by a 3/8" dia. iron rod;

THENCE S 00 13' 30" W, along the West line of said Lot 3 and along the East line of said Lot 5, a distance of 40.33' to point for corner in the North line of Lot 1 of The Point Addition, said point being monumented by a 1/2" dia. iron rod;

THENCE S 89 46' 30" E, along the North line of said Lot 1, a distance of 23.91' to corner in said North line of Lot 1, being point for corner monumented by a 1/2" dia. iron rod;

THENCE N 00 13' 30" E, along the most Easterly Westerly line of said Lot 1, a distance of 15.0' to the most Easterly N.W. corner of said Lot 1, being point for corner monumented by a 1/2" dia. iron rod;

THENCE S 89 46' 30" E, along the North line of said Lot 1 and along the South line of said Lot 3, at 195.53' the S.E. Corner of said Lot 3 and the S.W. corner of Lot 2 of The Point Addition, and continuing S 89 46' 30" E in-all 335.0' to the S.E. corner of said Lot 2 and also being the N.E. corner of said Lot 1, being point for corner monumented by a 1.2" dia. iron rod;

THENCE S 00 24' 10" W, along the East line of said Lot 1, a distance of 250.0' to the S.E. corner of said Lot 1, being point for corner monumented by a chain link fence steel post;

THENCE N 89 46' 30" W, along the South line of said Lot 1, a distance of 429.47' to point for corner and to the S.W. corner of said Lot 1, said corner being in the East right-of-way line of S. Cedar Ridge Drive, a 100.0' right-of-way and monumented by a 7/8" dia. iron rod;

                           EXHIBIT A
                           ---------

THENCE Northerly along the East right-of-way line of said S. Cedar Ridge Drive, being a curve to the right having a radius of 550.0', a central angle of 30 27' 30", a length distance of 292.38' to the Point of Beginning and encompassing all of Lot 1 and Lot 5, The Point Addition and encompassing 127,920.543 Square Feet or 2.9367 Acres of Land to become and herein dedicated as Lot 1-A, The Point, an addition to the City of Duncanville, Dallas County, Texas.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE PFLUGERVILLE, PFLUGERVILLE, TX (883-023):

3.179  acres of land, more or less, being Lots 7, 8 and 9,  Block
B,  THREE  POINT  ACRES, SEC. 1, a subdivision in Travis  County,
Texas,  according to the map or plat thereof, recorded in  Volume
7, Page 173, Plat Records of Travis County, Texas.

SAVE AND EXCEPT, however, that portion of Lots 8 and 9, Block B, THREE POINT ACRES, SEC. 1, conveyed to the City of Austin by instrument dated July 30, 1986, recorded in Volume 9889, Page 32, Real Property Records of Travis County, Texas, to which reference is hereby made and incorporated herein for all intents and purposes.

Said 3.179 acres being more particularly described by metes and bounds in Exhibit "A" attached hereto and made a part hereof.

                           EXHIBIT A
                           ---------

DESCRIPTION OF 3.179 ACRES OF LAND SITUATED IN TRAVIS COUNTY, TEXAS AND BEING LOTS 7, 8, AND 9, BLOCK "B", THREE POINT ACRES,
SECTION 1, A SUBDIVISION OF AUSTIN, TRAVIS COUNTY, TEXAS AS RECORDED IN THE COUNTY MAP RECORDS, BOOK 7, PAGE 173, SAVE AND EXCEPT THAT CERTAIN PORTION OF SAID LOTS 8 AND 9, CONVEYED TO THE CITY OF AUSTIN BY STREET DEED RECORDED IN VOLUME 9889, PAGE 32, OF THE REAL PROPERTY RECORDS OF TRAVIS COUNTY, TEXAS, SAID 3.179 ACRES OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING at a concrete highway monument found in the west Right-of-Way line of U.S. Highway No. 81 (a.k.a. Vision Drive and F.M.
1825), same being the common front corner of said Lot 7 and Lot 6, said THREE POINT ACRES, SECTION 1, for the southeast corner of the herein described tract and the PLACE OF BEGINNING hereof;

THENCE N 64 30'00" W, with the common line of said Lots 6 and 7, a distance of 102.75 feet to a 1/2" iron pipe found;

THENCE N 61 35'50" W, with the south line of said Lots 7,  8  and
9, a distance of 556.75 feet to a 1/2 " iron rod found for the southwest corner of Lot 9 and the southwest corner hereof;

THENCE N 28 11'40" E, with the west line of said Lot 9, a distance of 287.12 feet to a 1/2" iron rod set in the current south right-of-way line of Three Points Road, same being the southwest corner of said tract conveyed to the City of Austin for street purposes recorded in Volume 9889, Page 32, for the northwest corner hereof,

THENCE with said right-of-way of Three Points Road, the following three (3) courses and distances:

                           EXHIBIT A
                           ---------

          (1) S 59 43'37" E, a distance of 287.19 feet to an iron rod set in the east line of said Lot 8, and the west line of said Lot 7, same being the southeast corner of said tract conveyed to the City of Austin for street purposes for an inside ell corner hereof,

          (2) N 31 59'20" E, with the west line of Lot 7, and the east line of said tract conveyed to the City of Austin for street purposes, a distance of 17.51 feet to 1/2" iron pipe found for an outside ell corner hereof,

          (3) S 59 43'40" E, with the northline of said Lot 7, a distance of 11.80 feet to a 1/2" iron rod set in the said Right-of-Way line of U.S. Highway No. 81, for the northeast corner of Lot 7 and the northeast corner hereof;

THENCE  S  22 47'22"  E.  with the south Right-of-Way  line  U.S.
Highway  No.  81,  a  distance of 462.63 feet  to  the  PLACE  OF
BEGINNING and containing 3.179 Acres (138,409 sq. ft) of land.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE STATE STREET, SANTA BARBARA, CA (883-006):
A leasehold as created by that certain Ground Lease dated April 21, 1981, executed by La Cumbre Mutual Water Company, a
California Corporation, as lessor, and La Cumbre Development Associates, a Limited Partnership, as lessee, and recorded September 2, 1982 as Instrument No. 82-36923 of Official Records, for the term and upon and subject to all of the provisions therein contained, and as contained in the First Amendment to Ground Lease executed by La Cumbre Water Company, a California Corporation, as lessor, and La Cumbre Development Associates, a Limited Partnership, as lessee, recorded July 11, 1983 as Instrument No. 83-35361 of Official Records.

The interest of La Cumbre Development Associates, a Limited Partnership as lessee under the above referenced Ground Lease was assigned by Mesne assignments to: California Mini Storage, Ltd., A Texas Limited Partnership, by an Assignment of Ground Lease dated November 15, 1985 and recorded November 18, 1985 as Instrument No. 85-61875, with respect to all that certain land situated in the City of Santa Barbara, County of Santa Barbara, State of California, described as follows:

Parcel One:

Commencing at a 4 inch by 4 inch redwood stake 4 feet long set in the ground about 2 feet on the East line of Pueblo Lot No. 25, from which a 4 inch by 4 inch redwood stake set at the Northeast corner of said Pueblo Lot bears North 0 11' East 343.76 feet; thence at right angles to said East Line of Pueblo Lot No. 25 or North 89 49' West 223.0 feet to another 4 inch by 4 inch redwood stake; thence South 0 11' West 205.64 feet to the Northerly line of the Southern Pacific Company's 100 foot right of way North of center line of main track; thence South 77 10' East 228.6 feet to the said Eastern line of Pueblo lot No. 25; thence North 0 11' East along the said Eastern line 254.75 feet to the place of beginning.

Parcel Two:

Beginning at the intersection of the Southerly line of Hollister Avenue with the Easterly line of Outside Pueblo Lot 25; thence South 89 33' 30" West along the Southerly line of Hollister Avenue, a distance of 30.00 feet to the Northwesterly corner of that tract of land conveyed to La Cumbre Mutual Water Company, by deed dated September 29, 1948, and recorded with the County Recorder of Santa Barbara County, State of California, in Official Records Book 811, at page 224; thence South 0 11' West along the West line of the above mentioned land of La Cumbre Mutual Water Company, a distance of 308.25 feet to the
Southwesterly corner of said La Cumbre Mutual Water Company tract; thence South 89 49' East, a distance of 30.00 feet to the East line of said Outside Pueblo Lot 25; thence, North 0 11' East, along the East line of said Lot 25, a distance of 308.25 feet to the point of beginning.

Excepting from Parcels One and Two above all buildings and improvements located thereon which buildings and improvements are and shall remain real property.

                           EXHIBIT A
                           ---------

Parcel Three:

All buildings and improvements located on the land described in Parcel One and Two above, as conveyed by Deed from Lance Alworth, an unmarried man to California Mini Storage, Ltd., a Texas Limited Partnership recorded November 18, 1985 as Instrument No. 85-61874 of Official Records.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE SPRING VALLEY, SPRING VALLEY, CA (883-007):
THE LAND REFERRED TO IN THIS POLICY IS SITUATED IN THE COUNTY  OF
SAN DIEGO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

Parcel 1:

LOT  18,  LA  PRESA ACRES, IN THE COUNTY OF SAN DIEGO,  STATE  OF
CALIFORNIA,  ACCORDING  TO MAP THEREOF NO.  2135,  FILED  IN  THE
OFFICE  OF THE COUNTY RECORDER, OF SAN DIEGO COUNTY, OCTOBER  17,
1928.

Parcel 2:

ALL OF THE EAST ONE-THIRD OF LOT 24 IN BLOCK 8 OF THE SUBDIVISION OF TRACT "H" OF RANCHO JAMACHA, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 812, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, FEBRUARY 21, 1896.

EXCEPTING THEREFROM THE SOUTH 553.00 FEET.

ALSO  EXCEPTING THEREFROM THE WEST 95.00 FEET OF THAT PORTION  OF
SAID  EAST  ONE-THIRD OF LOT 24 LYING NORTH OF THE  SOUTH  553.00
FEET THEREOF.

Parcel 3:

THE EAST 45.00 FEET OF THE WEST 95.00 FEET OF THE EAST ONE-THIRD OF LOT 24 IN BLOCK 8 OF THE SUBDIVISION OF TRACT "H" OF JAMACHA RANCHO, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 812, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, FEBRUARY 21, 1896, LYING NORTH OF THE SOUTH 553.00 FEET OF SAID LOT 24.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE KELLER LAKE, MAPLEWOOD, MN (883-011):
The East 210 feet of the West 250 feet of Block 20, Clifton Addition, Ramsey County, Minnesota. Less and Except Truck Highway No. 36. Together with an easement for driveway purposes over the Southerly 40 feet of the West 20 feet of the East 230 feet of the West 250 feet of Block 20, Clifton Addition; and subject to an easement for driveway purposes over the Southerly 40 feet of the West 20 feet of the East 210 feet of the West 250 feet of Block 20, Clifton Addition.

AND

The  West 250 feet of Block 23, Clifton Addition, Ramsey  County,
Minnesota.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE HEFNER, OKLAHOMA CITY, OK (883-013):
Tract 1

Lots Thirty (30), Thirty-one (31) and Thirty-two (32), in Block Thirteen (13), COLLEGE PARK ADDITION to Oklahoma City, Oklahoma County, Oklahoma, and the South Ten feet (10') of the vacated Twenty foot (20') alley abutting said Lots 31 and 32 and all of the vacated Eighty foot (80') Walker Avenue abutting said Lot 32 and the South Ten feet (10') of vacated alley, all as shown on the plat recorded in Book 13 of Plats, page 53.

Tract 2

All of Lots Twenty-five (25) through Thirty-two (32), both inclusive, and the South 27.50 feet of Lots Seventeen (17) through Twenty-Four (24), both inclusive, all in Block Five (5),
COLLEGE   PARK  ADDITION  to  Oklahoma  City,  Oklahoma   County,
Oklahoma, and all of the vacated alley lying between said Lots 25-32 and Lots 17-24, and the East Seventy-five feet (75') of vacated Eighty foot (80') Walker Avenue abutting said Lot 25, Twenty foot (20') vacated alley and the South 27.5 feet of Lot 24, all as shown on the plat recorded in Book 13 of Plats, page 53.

Tract 3

A part of Block Twelve (12), Block Four (4) and Block Five (5) and the vacated streets and alleys adjoining said Blocks, as shown on the recorded plat of COLLEGE PARK ADDITION to the City of Oklahoma City, Oklahoma County, Oklahoma, and said part of Blocks 4, 5, and 12 and said vacated streets and alleys being more particularly described as follows: BEGINNING at the Southwest corner of Lot thirty (30), of said Block Four (4); Thence North parallel to the West right-of-way line of the vacated North Walker Avenue a distance of 368.78 feet to a point on the North right-of-way line vacated N.W. 109th Street; Thence East and parallel to the said North right-of-way line a distance of 105.00 feet to the East right-of-way line of vacated North Walker Avenue; Thence North along said East right-of-way line a distance of 150.00 feet to a point on the centerline of the vacated alley in Block 12; Thence East along said centerline a distance of 300.00 feet; Thence South along the East line of Lot 36 in said Block 12 and said East line extended a distance of
187.50 feet to a point on the centerline of vacated N.W. 109th Street; Thence West along said centerline a distance of 100.00 feet; Thence South along the East line of Lot 17, Block 5 and said East line extended, a distance of 150.00 feet to a point
27.50 feet North of the Southeast corner of said Lot 17; Thence West and parallel to the centerline of vacated N.W. 109th Street a distance of 275.00 feet; Thence South and parallel to the West line of vacated North Walker Avenue a distance of 181.29 feet to the North line of Hefner Road; Thence West along said North line a distance of 30.00 feet to the point or place of beginning.

                           EXHIBIT A
                           ---------
Tract 4

A portion of Blocks Five (5) and Twelve (12) as shown on the recorded plat of COLLEGE PARK ADDITION to the City of Oklahoma City, Oklahoma County, Oklahoma, and said portion being more particularly described as follows: The West 22.00 feet of Lot 4, all of Lots 5-12, both inclusive, all of Lots 37-40, both inclusive in said Block 5; All of the South one-half (1/2) of the now vacated N.W. 109th Street abutting the West 22 feet of Lot 4 and all of Lots 5-12, both inclusive, in said Block 5; the North one-half (1/2) of the now vacated alley abutting the West 22.00 feet of Lot 4 and all of Lots 5-12, both inclusive, in said Block 5; and the South one-half (1/2) of the now vacated alley abutting Lots 37-44, both inclusive, and the West 22.00 feet of Lot 45, all in said Block 5, and all of Lots 41-44 LESS AND EXCEPT the South 122.84 feet thereof, and the West 22 feet of Lot 45 LESS AND EXCEPT the south 122.84 feet thereof, all in said Block 5; All of Lots 1-24, both inclusive, all of Lots 37-48, both inclusive, in said Block 12; the North one-half of the now vacated N.W. 109th Street abutting lots 37-48, both inclusive, in said Block 12; the North one-half of the now vacated alley abutting Lots 1-24, both inclusive, in said Block 12; and the South one-half of the now vacated alley abutting Lots 37-48, both inclusive, in said Block 12.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE LINCOLN PARK, OKLAHOMA CITY, OK (883-014):

Tract 5

All of Block One (1) BEVERLY HILLS ADDITION, in Oklahoma County, Oklahoma according to the recorded plat thereof: LESS AND EXCEPT the following described tract: A portion of Lots Seven (7), Eight (8) and Nine (9). In Block One (1): BEGINNING at the Southeast corner of Lot 8: Thence North 89 deg. 50'52" East along the South line of Lot 9, a distance of 30.93 feet: Thence North 0 deg. 09'08" West and parallel to and 30.93 feet East of the West line of Lot 9, a distance of 100.00 feet: Thence South 89 deg. 50'52" West and parallel to and 100 feet North of the South line of Block 1, a distance of 200.00 feet to a point on the East line of Grand Boulevard, said point also being on the West line of Block 1: Thence Southeasterly along the East right-of-way line of Grand Boulevard, said line being a curve to the left with a radius of 2192.00 feet a distance of 31.08 feet to a point: Thence Southeasterly along a curve to the left having a central angle of 75 deg. 24'00" and a radius of 93.39 feet a distance of 122.90 feet to a point of tangency: Thence North 89 deg. 50'52" East along the South line of Lot 8, a distance of
71.20 feet to the point or place of beginning.

Tract 7

A portion of Lots Seven (7), Eight (8) and Nine (9), in Block One
(1) in BEVERLY HILLS ADDITION to Oklahoma City, Oklahoma County, Oklahoma, and being more particularly described as follows:
BEGINNING at the Southeast corner of Lot 8: Thence North 89 deg. 50'52" East along the South line of Lot 9, a distance of 30.93 feet: Thence North 0 deg. 09'08" West and parallel to and 30.93 feet East of the west line of Lot 9, a distance of 100.00 feet:
Thence South 89 deg. 50'52" West and parallel to and 100 feet North of the South line of Block 1, a distance of 200.00 feet to a point on the East line of Grand Boulevard, said point being also on the West line of Block 1: Thence Southeasterly along the East right-of-way line of Grand Boulevard, said line being a curve to the left with a radius of 2192.00 feet a distance of
31.08 feet to a point: Thence Southeasterly along a curve to the left having a central angle of 75 deg. 24'00" and a radius of
93.39  feet  a  distance of 122.90 feet to a point  of  tangency:
Thence North 89 deg. 50'52" East along the South line of Lot 8, a distance of 71.20 feet to the point or place of beginning.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE BETHANY, OKLAHOMA CITY, OK (883-015):
TRACT 6

A  part  of Section Twenty-one (21), Township Twelve (12)  North,
Range  Four  (4)  West of the Indian Meridian,  Oklahoma  County,
Oklahoma, more particularly described as follows:

Beginning at a point on the East line of Section 21, 462.00 feet North of the Southeast corner of Section 21, Township 12 North, Range 4 West of the Indian Meridian, Oklahoma County, Oklahoma; Thence West and parallel with the South line of said quarter section a distance of 656.20 feet; (measured 655.88); Thence South and parallel with the East line of said quarter section a distance of 312.00 feet; Thence East and parallel with the South line of said quarter section a distance of 126.88 feet; Thence North and parallel with the East line of said quarter section a distance of 50.0 feet; Thence East and parallel with the South line of said quarter section a distance of 234.0 feet; Thence North and parallel with the East line of said quarter section a distance of 95.0 feet; Thence East and parallel with the South line of said quarter section a distance of 65.0 feet; Thence North and parallel with the East line of said quarter section a distance of 117.0 feet; Thence East and parallel with the South line of said quarter section a distance of 230.0 feet to a point on the East line of Section 21; Thence North 50 feet to the point or place of beginning.

Actual Property Description as shown on survey dated July 15, 1994, by James D. Franklin, Registered Land Surveyor No. 189.

A  part  of Section Twenty-one (21), Township Twelve (12)  North,
Range  Four  (4)  West of the Indian Meridian,  Oklahoma  County,
Oklahoma, more particularly described as follows:

Beginning at a point on the East line of Section 21, 462 feet North of the Southeast corner of Section 21, Township 12 North, Range 4 West of the Indian Meridian, Oklahoma County, Oklahoma; thence South 89 57'00" West a distance of 655.88 feet to a point in the East line of Paynes Gardens Addition (Plat Book 26, Number 100, Oklahoma County, Oklahoma); thence South 00 01'00" West on the East line of said Paynes Gardens Addition to Oklahoma County a distance of 312.00 feet; thence North 89 57'00" East a distance of 126.88 feet; thence North 00 01'00" East a distance of 50.00 feet; thence North 89 57'00" East a distance of 234.00 feet;
thence  North  00 01'00" East a distance of  95.00  feet;  thence
North 89 57'00" East a distance of 65.00 feet, thence North 00 01'00" East 117.00 feet; thence North 89 57'00" East a distance of 230.00 feet to the East line of Section 21, Township 12 North, Range 4 West of the Indian Meridian; thence North 00 01'00" East along said East Section line a distance of 50.00 feet to the point of beginning.

AND

A  part  of  the  Southeast Quarter (SE/4) of Section  Twenty-one
(21), Township Twelve (12) North, Range Four (4) West of the Indian Meridian, in Oklahoma County, Oklahoma, more particularly described as follows: BEGINNING at a point on the East line

                          EXHIBIT A
                          ---------

thereof,  462 feet North of the Southeast corner of SE/4;  Thence
North  along said East line 66 feet; Thence West 330 feet; Thence
South 66 feet: Thence East 330 feet to the East line thereof, the point or place of beginning.

AND

A  part  of  the  Southeast Quarter (SE/4) of Section  Twenty-one
(21), Township Twelve (12) North, Range Four(4) West of the Indian Meridian, in Oklahoma County, Oklahoma, more particularly described as follows: BEGINNING at a point 528 feet North of the Southeast corner of said Quarter Section; Thence North 66 feet; Thence West 330 feet; Thence South 66 feet; Thence East 330 feet to the point or place of beginning.

Said two tracts more particularly described as follows, as shown on survey dated July 15, 1994, by William D. Brollier, Registered
Land Surveyor No. 1129:

Being a tract of land in the Southeast Quarter of Section 21, Township 12 North, Range 4 West of the Indian Meridian, Oklahoma City, Oklahoma County, Oklahoma, which is the land described in deed recorded in Book 6430, Page 1657 of the Oklahoma County Clerks Office, being more particularly described as:

Commencing at a nail with "E.D. Hill, L.S. 13" shiner found as the Southeast corner of said Section 21; thence on the East line of said Section 21, North 00 01'00" East (Deed = North) 462.40 feet (Deed = 462 feet) to the point of beginning of the herein described tract, from which a found iron rod with plastic "E.D. Hill, L.S. 13" cap bears 50.00 feet at South 89 57'00" West; thence continuing on the East line of said Section 21 North 00 01'00" East 132.00 feet to the Northeast corner of the herein described tract, from which a found iron rod with plastic "E.D. Hill, L.S. 13" cap bears 50.00 feet at South 89 57'00" West; thence departing said East line, South 89 57'00" West (Deed =
West) 330.00 feet to a #3 rebar with orange plastic "CA 1628" cap set as the Northwest corner of the herein described tract; thence South 00 01'00" West (Deed = South) 132.00 feet to a #3 rebar with orange plastic "CA 1628" cap set as the Southwest corner of the herein described tract, said point being on the North line of the land described as tract 6 in Quit Claim Deed recorded in Book 6487, Page 1783 of the Oklahoma County Clerks Office; thence on the South line of the herein described tract and the North line of said Tract 6 North 89 57'00" East (Deed = East) 330.00 feet to the point of beginning.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE HARRY HINES, DALLAS, TEXAS (883-022):
BEING a tract or parcel of land situated in the Wm. Moneyham Survey, Abstract No. 946 Dallas County, Texas and also being all of Lot 7, city Block B/6519, Jack Lively's Subdivision (Unrecorded) and said tract, parcel or lot being more particularly described by metes and bounds as follows:

BEGINNING at found "X" in concrete in the Westerly R.O.W. line of Harry Hines Blvd., said Point being South 20 Degrees 31 minutes East, a distance of 245.6 feet from the Southeasterly end of a diagonal R.O.W. (clip corner) connecting the Westerly R.O.W. line of Harry Hines Blvd. (164.0 foot R.O.W.) with the Southerly R.O.W. line of Southwell Road (60.0 foot R.O.W.); said Beginning Point being the Northeast corner of said Lot 7;

THENCE South 20 degrees 31 minutes East along the Westerly R.O.W. line of Harry Hines Blvd. and along the Easterly line of said Lot 7, a distance of 180.0 feet to iron pin for corner being the Southeast corner of said Lot 7 and the Northeast corner of Lot 8 of said unrecorded subdivision; as monumented by 1/2 inch iron rod in concrete as found;

THENCE South 81 degrees 42 minutes West along the South line of said Lot 7 and along the North line of said Lot 8, a distance of
439.209 feet for corner being the Southwest corner of said Lot 7 and the Northwest corner of said Lot 8 and said point also being in the Easterly line of Lot 14 of said unrecorded subdivision; as monumented by found capped rod;

THENCE North 13 degrees 10 minutes 24 seconds West along the Westerly line of said Lot 7 and along the Easterly line of Lots 14, 15 and 16, respectively of said unrecorded subdivision, a distance of 229.624 feet for corner being the Northwest corner of said Lot 7 and the Northeast corner of Lot 16, the Southeast corner of Lot 3 and the Southwest corner of Lot 4 of said unrecorded subdivision; as monumented by found 1/2 inch diameter iron pipe;

THENCE North 88 degrees 52 minutes 34 seconds East along the North line of said Lot 7 and along the South line of Lot 4 and Lot 6, respectively of said unrecorded subdivision, a distance of
423.948 feet to the PLACE OF BEGINNING and encompassing all of Lot 7, City Block B/6519, City of Dallas, Dallas County, Texas; as shown on Jack Livel's Subdivision (Unrecorded), and containing 86,233.85427 Square Feet or 1.97966 acres of land, more or less.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE GIBRALTER, JACKSON, MS (883-025):
Being part of Gibraltar Heights, Part 3, Jackson, Mississippi, as recorded in Plat Book 15 at Page 12 and a part of Lot 4, Harvey Place Subdivision, as recorded in Surveyor's record Book B at page 89, all in the Chancery Records of Hinds County, Mississippi, and being more particularly described as follows:

Beginning at the Northwest corner of Lot 18, of said Gibraltar Heights, Part 3, and run thence N 0 39' 19" E, along the East right-of-way line of Gibraltar Drive, 122.82' to the Southwest corner of the Checkers Drive-in Restaurants, Inc., property as recorded in Deed Book 4220 at page 574 of the aforesaid Chancery Records; run thence S 89 20' 41" E, along the South boundary of the Checkers property, 153.69' to the Western boundary of the Taylor Hotel Courts, Inc., property as recorded in Deed Book 1344 at Page 540 of the aforesaid Chancery Records; run thence S 0 39' 19" W, along the Western boundary of the Taylor property, 403.42' to the southeast corner of Lot 15, of said Gibraltar Heights, Part 3, run thence 89 07' 27" W, along the South boundary of said Lot 15, 153.69' to the Southwest corner thereof; run thence N 0 39' 19" E, along the East right-of-way line of Gibraltar Drive, 280.00' to the Point of Beginning.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE STRATFORD SQUARE, CLOVERDALE, IL (883-027):
Lots 10 and 11 in Tower Industrial Subdivision, being a part of the West half of Section 20, Township 40 North, Range 10, East of the Third Principal Meridian, according to the plat thereof recorded July 3, 1985, as document no. R85-52795, in DuPage County, Illinois.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE HOFFMAN ESTATES, HOFFMAN ESTATES, IL (883-028):
Lots 16 and 17 in BARRINGTON SQUARE INDUSTRIAL CENTER, UNIT NUMBER 2, being a subdivision of part of fractional Section 6, Township 41 North, Range 10 East of the Third Principal Meridian, in Cook County, Illinois.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE OCALA, OCALA FL (883-031):

PARCEL 1:

That  certain piece, parcel and tract of land located  in  Marion
County, Florida and described as follows:

Beginning at a point on the East boundary of the Northeast  1/4 of
Section 4, Township 16 South, Range 22 East, 827.09 feet North of the Southeast corner of said Northeast 1/4, thence run North along said East boundary 1001.06 feet, thence North 89 degrees 57 minutes 30 seconds West 785.93 feet, thence South 26 degrees 30 minutes 45 seconds East 493.89 feet, thence North 89 degrees 57 minutes 30 seconds West 400 feet to the East right-of-way line of U.S. Highway No. 441, thence South 26 degrees 30 minutes 45 seconds East along said right-of-way line 67.05 feet, thence
South 89 degrees 57 minutes 30 seconds East 400 feet, thence South 26 degrees 30 minutes 45 seconds East to a point which is North 89 degrees 57 minutes 30 seconds West of the POINT OF BEGINNING, thence South 89 degrees 57 minutes 30 seconds East 286 feet, more or less to the point of beginning. LESS AND EXCEPT SEABOARD COASTLINE RAILROAD RIGHT-OF-WAY IN THE NORTHEAST CORNER OF PARCEL 1.

AND PARCEL 2:

Commence at the Southeast corner of the NE 1/4 of Section 4, Township 16 South, Range 22 East, thence North 1828.15 feet, thence West 785.93 feet for a Point of Beginning, thence West 400 feet, thence Southeasterly along and with the Easterly right-of-way line of U.S. Highway 441, 560.94 feet, thence East 400 feet, thence Northwesterly parallel to the East right-of-way line of U.S. Highway 441, 560.94 feet to the Point of Beginning LESS the South 60 feet thereof, and ALSO LESS the following:

Commencing at the Southeast corner of the Northeast 1/4 of Section 4, Township 16 South, Range 22 East, and proceed North, along the East boundary line of said Northeast 1/4, a distance of 1828.15 feet, thence West, a distance of 785.93 feet to a concrete monument at the Point of Beginning of the Parcel of Land as described herein, thence South 89 degrees 35 minutes 35 seconds West, a distance of 399.58 feet to a concrete monument on the Easterly right-of-way line of U.S. Highway No. 441, thence South 26 degrees 42 minutes 56 seconds East, along said right-of-way
line  a  distance of 247.02 feet to a concrete monument,   thence
North 89 degrees 35 minutes 35 seconds East, a distance of 399.54 feet to a concrete monument, thence North 26 degrees 42 minutes 26 seconds West, a distance of 247.01 feet to the Point of Beginning.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE EUSTIS, EUSTIS, FL (883-032):
The West 500 feet of the following parcel:

That part of the South 1/2 of the Southwest 1/4 of the Northeast 1/4 of
Section 22, Township 19 South, Range 26 East, lying North of  the
Northerly  line  of State Road 19 (a/k/a U.S. Highway  441,  Lake
County, Florida), being more particularly described as follows:

Begin at the Northwest corner of the South 1/2 of the Southwest 1/4 of the Northeast 1/4 Section 22, Township 19 South, Range 26 East, Lake County, Florida; run thence N. 89 37' 46" E., along the
North line of said South 1/2 of the Southwest 1/4 of the Northeast 1/4, a distance of 500.00 feet; thence S. 00 20' 53" E., along a line
500.00 feet East of and parallel to the West line of said South 1/2 of the Southwest 1/4 of the Northeast 1/4, a distance of 533.23 feet to a point on the North right-of-way line of State Road 19 (a/k/a
U.S. Highway 441); thence S. 89 38' 00" W., along said North right-of-way line, a distance of 500.00 feet to a point on the West line of said South 1/2 of the Southwest 1/4 of the Northeast 1/4; thence N. 00 20' 53" W., along said West line, a distance of
533.19 feet to the Point of Beginning.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE ORANGE CITY, DEBARY, FL (883-033):
That part of the Northeast 1/4 of Section 26, Township 18 South, Range 30 East, excepting that part of the aforesaid property lying in the Orange City to Enterprise Road, Volusia County, Florida, and excepting that portion West of Enterprise Road, and except the North 1267.25 feet thereof, being more particularly described as follows: Commence at the Southeast corner of the North 1267.25 feet of said Northeast 1/4, run thence West along the South line of the North 1267.25 feet of said Northeast 1/4, a distance of 786.10 feet to the point of beginning, thence continue West along the said South line of the North 1267.25 feet a distance of 650.00 feet to the Easterly right-of-way line of Enterprise Road, thence run South 24 13'52" East along said Easterly right-of-way line a distance of 219.32 feet; thence run East parallel with the South line of the North 1267.25 feet a distance of 559.99 feet; thence run North a distance of 200.00 feet to the point of beginning, Volusia County, Florida.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE NEW SMYRNA, NEW SMYRNA, FL (883-034):
Lots  1,  2, 3, 4, 5, and the Northerly 55 feet of Lot  6,  Block
"C", WARMACK'S SUBDIVISION, according to plat thereof as recorded in Map Book 8, Page 227, Public Records of Volusia County,
Florida.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE SEMINOLE, SEMINOLE, FL (883-036):
Parcel I:

The Northerly 65.0 feet of the Easterly 190.00 feet of the Westerly 240.00 feet of the South half of the Southwest 1/4 of the Northeast 1/4 of Section 34, Township 30 South, Range 15 East, Pinellas County, Florida.

Parcel II:

That part of the South half of the Southwest 1/4 of the Northeast 1/4 of Section 34, Township 30 South, Range 15 East, Pinellas County, lying West of the 60 foot wide Tampa and Gulf Coast Railroad right-of-way as described in Deed Book 57, on page 151, Pinellas County records, LESS the Westerly 240.00 feet thereof, and LESS the Southerly 418.00 feet thereof.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE PARK STREET, ST. PETERSBURG, FL (883-037):
That  part  of  Government Lot 1, Section 1, Township  31  South,
Range 15 East, Pinellas County, Florida, being further described as follows:

From the Northeast corner of said Government Lot 1 as a Point  of
Reference: Thence N 88 degrees 46'44" W, along the North line of said Section, 111.01 feet to the point on the Westerly right-of-way line of State Road 695-S. The same being Park Street
Extension as recorded in O.R. Book 2060, Page 388, records of Pinellas County, Florida: Thence S 00 degrees 20'09" W, along said Westerly right-of-way 468.24 feet for a Point of Beginning:
Thence along said right-of-way by the following three courses: 1. S 00 degrees 20'09" West, 160.29 feet; 2. N 89 degrees 39'51"
West, 3.00 feet; 3. S 00 degrees 20'09" West, 74.83 feet; Thence leaving said right-of-way line, N 89 degrees 39'51" West, 577.00 feet to an iron rod set at the top of the bank; thence continue N 89 degrees 39'51" West, to the waters of Long Bayou to a point hereinafter known as Point "C" for convenience; Return thence to the Point of Beginning thence N 89 degrees 39'51" West, 12.00 feet to an iron rod set at the approximate mean high water line of Long Bayou; thence along the waters of said Long Bayou and binding therewith in a Southwesterly direction to the aforementioned Point "C", containing 3.558 acres more or less by polar planimeter.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE BRUNSWICK, BRUNSWICK, ME (883-038):
All that certain parcel of land with the buildings thereon situated on Route 24 in Brunswick, Cumberland County, State of
Maine, all more particularly described as follows, to wit:

Commencing at iron pin in the ground in the easterly side of Route 24, so-called, and the northern most point of that land conveyed to William F. Slattery by deed of Ann E. Snow dated May 31, 1983, recorded in Cumberland County Registry of Deeds in Book 6108, Page 334; thence 39 00' 45" E seven hundred sixty and sixty-three hundredths feet (760.63') along the westerly bound of land now or formerly of the heirs of Claudia Messier; thence S
37 48'   10"  E  five  hundred  thirty-eight  and  seventy-six
hundredths feet (538.76') along the westerly bound of land now or formerly of the heirs of Claudia Messier to an iron pin in the ground and land known as Coastal Estates; thence N 84 28' 30" W four hundred twenty-two and sixty-five hundredths feet (422.65') along the northerly bound of Coastal Estates to an iron pin in the ground thence S 13 13' 15" W twelve and twelve hundredths feet (12.12') to a point on the easterly side of Route 24; thence northerly along the easterly side of Route 24 and following a curve to the left, the radius of which is two thousand nine hundred fourteen and ninety-three hundredths feet (2,914.93') two hundred one and one hundredths feet (201.01') to a monument; thence N 21 43' 30" W along the easterly side of Route 24 eight hundred fifty-nine and forty-four hundredths feet (859.44') to an iron pin in the ground and the point of beginning.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE SWANSEA, SWANSEA, MA (100092)(883-041):

The land in the Town of Swansea, County of Bristol, and Commonwealth of Massachusetts, bounded and described as follows:

A cettain tract or parcel of land located in Swansea, Bristol County, Commonwealth of Massachusetts, situated on the southerly side of Route 6, Grand Army Highway, so called, shown and delineated as Lot 23A upon a plan of land entitled: "Plan of Land in Swansea, MA., Prepared for Roland Levesque, R.F. Geisser & Associates, Inc., Consulting Engineers, East Providence, R.I.,
Scale: 1" = 40', Date: Aug. 24, 1988" - recorded with the Bristol County (Fall River District) Registry of Deeds at Plan Book 89, Page 1. Said Lot 23A contains, according to said plan,
3.09 acres, more or less.

Said land is otherwise described as follows:

Beginning at a point in the westerly sideline of Sears Street at its intersection with the southerly sideline of Route 6; thence running S. 04 40' 48" E., a distance of 550.00 feet to a point for a corner; thence turning and running S. 88 16' 56" W., a distance of 330 feet to a point for a corner; thence turning and running N. 01 43' 03" W., a distance of 140 feet to a point; thence turning and running N. 67 49' 13" E., a distance of 72 feet to a point for a corner; thence turning and running N. 10 16' 38" E., a distance of 440 feet to the southerly sideline of Route 6; thence turning and running in line of said Route 6, S. 73 44' 21" E., a distance of 150 feet to the point and place of beginning.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE HANOVER, HANOVER, MA (100093)(883-042):
All  that  certain  parcel  of land with  the  buildings  thereon
situated   at   49   Frank's  Lane,  Hanover,  Plymouth   County,
Massachusetts, more particularly described a follows:

      A certain parcel of land situated on the northwesterly side of Frank's Lane as shown on the plan referred to below, in the Town of Hanover, in the County of Plymouth and the Commonwealth of Massachusetts, bounded and described as follows:

      Beginning  at  a point on the northwesterly  side  line  of
Frank's   Lane  at  the  northeasterly  corner  of  Lot   4   and
southeasterly corner of Lot 3 on said plan; thence

N79-23-30 W    A  distance of four hundred twenty-one and twenty-
               four hundredths feet (421.24) to a point; thence

N05-24-08 W    A  distance of four hundred ninety-six and  sixty-
               eight hundredths feet (496.68) to a point; thence

N04-21-13 W    A  distance of two hundred eighty-five and twenty-
               six  hundredths feet (285.26) to a point;  on  the
               southerly  side of Henry's Lane and last  two  (2)
               courses  bounding  on a portion  of  land  of  BCG
               Realty Trust and on J.D. and M.A. Halloran,  James
               R.  and  Marylin  J. Grande, John and  Deborah  L.
               Mahoney  and  Ann  Murphy and  Ellen  J.  Griffin;
               thence

N84-19-12 E    A  distance  of  one hundred sixty-four  and
               thirteen  hundredths  feet (164.13)  to  a  point;
               thence

N81-52-53 E    A distance of two hundred seventeen and fifty-
               one hundredths feet (217.51) to a point; the previous two (2) courses bounding Henry's Lane;
               thence

S13-07-55 E    A  distance of five hundred seventy-two  and
               ten hundredths  feet  (572.10)  to   a
               point; thence

Southeasterly  and  curving to the left along the arc of  a
               curve having a radius of three thousand nine hundred eighty-two and fifty-six hundredths feet (3982.56) a length of one hundred sixty-eight and three hundredths feet (168.03) to a point; the previous two courses bounding Lot 1 on said plan; thence

Southwesterly  and  curving to the left along the arc of a  curve having a radius of two hundred seventy-five and no hundredths feet (275.00), a length of two hundred and no hundredths feet (200.00) to the point of beginning.

                           EXHIBIT A
                           ---------

The above described parcel of land contains an area of 369,287 square feet or 8,477 acres, and is more particularly shown as Lot
- 3 on a Plan entitled: "Lot Layout Plan, Definitive Subdivision in Hanover, Mass. on Washington Street, Owners: BCG Realty Trust", Scale 40 feet to an inch, dated November 21, 1984 and revised March 4, 1985, prepared by BSC Loring H. Jacobs Co. 293 R Washington Street, Norwell, MA 02061 recorded as Plan No. 596 of 1985 with said Registry in Plan Book 25, Page 914.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE CHEEKTOWAGA, CHEEKTOWAGA, NY (100094)(883-043):
ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, with the buildings and improvements thereon erected, situate, lying and being situate in the Town of Cheektowaga, County of Erie and State of New York, being part of Lot No. Fifteen (15), Township Eleven (11), Range Seven (7) of the Holland Land Company's Survey, more particularly described as follows:

Beginning at a point at the intersection of the east line of Ludwig Avenue and the northwesterly corner of lands conveyed to Wikel Mfg. Co. of New York Inc. by deed recorded in Liber 9240 of Deeds at Page 606; thence northerly along the east line of Ludwig Avenue, a distance of 281.40 feet to the southerly line of lands conveyed to Willis Miller and Marlene Miller, his wife, by deed recorded in Liber 9120 of Deeds at Page 544; thence easterly along said south line of the aforementioned lands, a distance of 200 feet; thence northerly along the west of said lands and parallel with the east line of Ludwig Avenue, a distance of 150 feet to a point; thence easterly at an interior angle of 90 a distance of 287.14 feet to a line drawn parallel with the west line of Great Lot No. 15, and distant 18 chains and 18 links east therefrom, as measured at right angles thereto, as set forth on a Map attached to a deed to Alan Kennedy and recorded in Liber 35 of Deeds at Page 181; thence southerly along said line, a distance of 431.40 feet to the north line of lands conveyed to Wikel Mfg. Co. of New York Inc. by deed recorded in Liber 9240 of Deeds at Page 606; thence westerly a distance of 487.74 feet to the point of beginning.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE KINGSTON, KINGSTON, NY (883-067):
ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, with the buildings and improvements thereon erected, situate lying and being in the Town of Ulster, Ulster County, New York,

BEGINNING at a recovered bar on the Easterly side of Ulster Avenue Mall, formerly New York State Highway Route US 9W, said point also being the Northwesterly corner of lands of F.H.H. Realty, Inc., Liber 1749 Page 294, and running:
      1) thence from said point of beginning along the Easterly side of Ulster Avenue Mall, North 23 30' 00" East, 23.00 feet to a point at the Southwesterly corner of lands of The Juhl Corporation, Liber 2296 Page 126;
      2) thence along the Southerly line of lands of The Juhl Corporation, South 65 37' 30" East, 403.02 feet to a point on the Westerly line of lands of Consolidated Rail Corp.
      3) thence along the Westerly line of lands of Consolidated Rail Corp. the following courses and distances: South 14 32' 00" West, 326.76 feet to a point'
      4)   thence South 17 08' 00" West, 246.21 feet to a point
at the Northeasterly corner of lands of the Estate of Mary Lay, Liber 496 Page 136, said lands also being a thirty (30') foot right of way:
      5) thence along the Northerly line of lands of Estate of Mary Lay and said right of way, North 71 47' 00" West, 180.89 feet to a point on the Southeasterly corner of lands of Pizza Hut of America Inc., Liber 1522 Page 124;
      6) thence along the Easterly line of lands of Pizza Hut of America Inc., North 17 08' 00" East, 99.54 feet to a point on the Southerly line of lands of Harold E. and Sowia Kent, Liber 1877 Page 169 and Liber 2024, Page 21;
      7) thence along the Southerly line of lands of Kent, South 71 47' 00" East, 120.00 feet to a point said point being the Southeasterly corner of lands of Kent;
      8) thence along the Easterly line of lands of Kent, North 10 28' 00" East, 148.00 feet to a point on the Southerly line of lands of Martin Gruberg and others, Liber 1787 Page 148 and Liber 1893 Page 228;
      9) thence along the Southerly line of lands of Gruberg and others, South 71 47' 00" East, 28.07 feet to a recovered iron bar being the Southeasterly corner of lands of Gruberg;
      10) thence along the Easterly line of lands of Gruberg, North 15 18' 00" East, 190.00 feet to a point, said point being the Northeasterly corner of lands of Gruberg and others;
      11) thence along the Northerly line of lands of Gruberg and others North 65 31' 00" West, 254.87 feet to a recovered iron bar at the Southeasterly corner of lands of F.H.H. Realty, Inc.;
      12) thence along the Easterly line of lands of F.H.H. Realty, Inc., North 24 22' 30" East, 116.21 feet to a recovered iron bar being the Northeasterly corner of lands of F.H.H. Realty Inc.;
      13) thence along the Northerly line of lands of F.H.H. Realty, Inc., North 65 37' 30" West, 163.98 feet to the place of beginning.
Containing: 1.874 Acres

All bearings are referred to Magnetic North as of 1965.

                           EXHIBIT A
                           ---------

The  above  described premises have the right to  the  use  of  a twenty-eight (28) foot wide right of way recorded in  Liber  1749
Page 290, more particularly described as follows:

BEGINNING at a recovered iron bar on the Easterly side of Ulster Avenue Mall, formerly New York State Highway Route US 9W, said point also being the Northwesterly corner of lands of F.H.H. Realty Inc., Liber 1749 Page 294, and running:
      1) thence from said point of beginning along the Northerly line of lands of F.H.H. Realty, Inc. South 65 37' 30" East,
28.00 feet to a point;
      2) thence through the lands of F.H.H. Realty, Inc., South 23 30' 00" West, 67.30 feet to a point;
      3) thence continuing through the lands of F.H.H. Realty, Inc., North 65 31' 00" West, 28.00 feet to a point on the Easterly side of Ulster Avenue Mall;
      4) thence along the Easterly side of Ulster Avenue Mall, North 23 30' 00" East, 67.25 feet to the place of beginning.
Containing: 0.043 Acres

All bearings are referred to Magnetic North as of 1965.

The  above described premises are also subject to a twenty three
(23') foot wide permanent easement and right of way recorded in Liber 1749 Page 290, more particularly described as follows:

BEGINNING at a recovered iron bar on the Easterly side of Ulster Avenue Mall, said point also being the Northwesterly corner of lands of F.H.H. Realty, Inc., and running:
      1) thence from said point of beginning along the Easterly side of Ulster Avenue Mall, North 23 30' 00" East, 23.00 feet to a point on the Southerly line of lands of The Juhl Corporation, Liber 2296 Page 126;
      2) thence along the Southerly line of lands of The Juhl Corporation, South 65 37' 30" East, 164.33 feet to a point;
      3) thence through the lands to be conveyed to Amerco Real Estate Company, South 24 22' 30" West, 23.00 feet to a recovered iron bar at the Northeasterly corner of lands of F.H.H. Realty, Inc., Liber 1749 Page 294;
      4) thence along the Northerly line of lands of F.H.H. Realty Inc., North 65 37' 30" West, 163.98 feet to the place of beginning.
Containing: 0.087 Acres

All bearings are referred to Magnetic North as of 1965.

The above described premises have the right to the use of a thirty (30) foot wide easement for ingress and egress, more particularly described as follows:

BEGINNING at a point on the Easterly side of Ulster Avenue Mall, formerly New York State Highway Route US 9W, said point being the
Northwesterly  corner  of lands of Amerco  Real  Estate  Company,
Liber 2162 Page 210, and running:

                           EXHIBIT A
                           ---------

      1) thence from said point of beginning along the Easterly side of Ulster Avenue Mall, North 10 28' 00" East, 30.27 feet to a point at the Southwesterly corner of lands of Pizza Hut of America, Inc., Liber 1522 Page 124, and running:
      2) thence along the Southerly line of lands of Pizza Hut of America, Inc., South 71 47' 00" East, 409.23 feet to a point on the Westerly line of lands of Consolidated Rail Corp.;
      3) thence along the Westerly line of lands of Consolidated Rail Corp., South 17 08' 00" West, 30.01 feet to a point at the Northeasterly corner of lands of Ulster Fire District #5, Liber 1577 Page 187 and Liber 2012 Page 52;
      4) thence along the Northerly line of lands of Ulster Fire District #5 and lands of Amerco Real Estate Company, North 71 47' 00" West, 405.72 feet to the place of beginning.
Containing 0.281 Acres

All bearings are referred to Magnetic North as of 1965.

Reserving unto the Grantor F.H.H. Inc., Its successors or assigns an Easement for purpose of Ingress or Egress over so much of the above described premises as follows:

BEGINNING  at  a  recovered bar on the Easterly  side  of  Ulster
Avenue Mall, formerly New York State Highway Route US 9W, said point also being the Northwesterly corner of lands of lands of F.H.H. Realty, Inc. Liber 1749 at page 294, and running:

      Thence from said point of beginning along the Easterly side of Ulster Avenue Mall, North 23 degrees 30' 00" East, 23.00 feet to a point at the Southwesterly corner of lands of the Juhl
Corporation, Liber 2296 at Page 126;

      Thence  along  the  Southerly line of  lands  of  The  Juhl
Corporation, South 65 degrees 37' 30 East, 164.33 feet to a point.

      Thence on a course of South 24 degrees 22' 30" West 23 feet to a point.

      Thence on a course of North 65 degrees 37' 30" West  163.98 feet to the Easterly line of Ulster Avenue Mall.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE HIGHTSTOWN, HIGHTSTOWN, NJ (883-045):

ALL that certain tract, lot and parcel of land lying and being in the Township of Monroe, County of Middlesex, and State of New
Jersey, being more particularly described as follows:

KNOWN  AND  DESIGNATED AS LOT 13.07 IN BLOCK  4  AS  SHOWN  ON  A
CERTAIN MAP ENTITLED "MONROE HEIGHTS, SUBDIVISION FINAL MAP", SITUATED IN MONROE TOWNSHIP, MIDDLESEX COUNTY, NEW JERSEY, WHICH MAP WAS FILED IN THE MIDDLESEX COUNTY CLERK'S OFFICE ON AUGUST 15, 1984, AS MAP NO. 4737, FILE 971.

ALSO KNOWN AND DESIGNATED AS LOT 13.07 IN BLOCK 4 ON THE OFFICIAL
TAX  AND  ASSESSMENT  MAP OF THE TOWNSHIP OF  MONROE,  COUNTY  OF
MIDDLESEX, STATE OF NEW JERSEY.

BEING  MORE FULLY DESCRIBED IN ACCORDANCE WITH A SURVEY  PREPARED
BY  INTERNATIONAL LAND SURVEYING, INC., DATED 7/18/94,  AND  REV.
THROUGH 9/16/94 AS FOLLOWS:

BEGINNING AT AN IRON PIN SET AT THE NORTHWESTERLY CORNER  OF  LOT
13.05 IN BLOCK 4 AS SHOWN ON THE CURRENT MONROE TOWNSHIP TAX MAP, SAID POINT BEING LOCATED NORTH 06 DEGREES 34 MINUTES 20 SECONDS EAST DISTANT 409.95 FEET FROM THE INTERSECTION OF THE NORTHERLY RIGHT OF WAY LINE OF NEW JERSEY STATE HIGHWAY ROUTE #33 WITH THE COMMON LINE BETWEEN LOTS 13.02 AND 13.05 IN BLOCK 4, AND FROM SAID BEGINNING POINT RUNNING THENCE:

(1)  NORTH 06 DEGREES 34 MINUTES 20 SECONDS EAST ALONG THE COMMON
LINE BETWEEN LOTS 13.07 AND 13.02 IN BLOCK 4 AS SHOWN ON SAID TAX
MAP, 814.67 FEET TO AN IRON PIN SET; THENCE,

(2)  SOUTH 82 DEGREES 59 MINUTES 40 SECONDS EAST ALONG THE COMMON
LINE  BETWEEN LOTS 13.07 AND 9 IN BLOCK 4 AS SHOWN ON  THE  ABOVE
MENTIONED TAX MAP 400 FEET TO AN IRON PIN SET; THENCE,

(3)  SOUTH 06 DEGREES 47 MINUTES 25 SECONDS WEST ALONG THE COMMON
LINE BETWEEN LOT 13.07 AND LOTS 10, 11.01 AND 12.01 IN BLOCK 4 AS
SHOWN  ON  THE CURRENT MONROE TOWNSHIP TAX MAP 749.02 FEET  TO  A
CONCRETE MONUMENT; THENCE,

(4)  SOUTH 87 DEGREES 36 MINUTES 43 SECONDS WEST ALONG THE COMMON
LINE  BETWEEN LOT 13.07 AND LOTS 13.06 AND 13.05 IN  BLOCK  4  AS
SHOWN  ON  SAID  TAX MAP 402.04 FEET TO THE POINT  AND  PLACE  OF
BEGINNING.

                           EXHIBIT A
                           ---------

TOGETHER   WITH   AN  EASEMENT  FOR  INGRESS  AND   EGRESS   MORE
PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERLY RIGHT OF WAY LINE OF NEW JERSEY STATE HIGHWAY ROUTE #33, SAID POINT BEING LOCATED NORTH 87 DEGREES 36 MINUTES 43 SECONDS EAST, DISTANT 169.63 FEET FROM THE INTERSECTION OF THE SAID NORTHERLY LINE OF ROUTE #33 WITH THE COMMON LINE BETWEEN LOTS 13.05 AND 13.02 IN BLOCK 4, AS SHOWN ON THE CURRENT MONROE TAX MAP AND FROM SAID POINT OF BEGINNING RUNNING THENCE:

(1)  NORTH 06 DEGREES 34 MINUTES 20 SECONDS EAST PARALLEL TO AND
WESTERLY  30.00 FEET DISTANCE FROM THE COMMON LINE  BETWEEN  LOTS
13.05  AND 13.06 IN BLOCK 4 AS SHOWN ON SAID TAX MAP 409.95 FEEET
TO A POINT; THENCE,

(2)  NORTH 87 DEGREES 36 MINUTES 43 SECONDS EAST ALONG THE COMMON
LINE  BETWEEN LOTS 13.07 AND LOTS 13.06 AND 13.05 IN BLOCK  4  AS
SHOWN  ON  THE  ABOVE MENTIONED TAX MAP 60.74 FEET  TO  A  POINT;
THENCE,

(3) SOUTH 06 DEGREES 34 MINUTES 20 SECONDS WEST PARALLEL TO AND EASTERLY 30 FEET DISTANT FROM SAID COMMON LINE BETWEEN LOTS 13.05 AND 13.06 IN BLOCK 4 AS SHOWN ON THE CURRENT MONROE TAX MAP
410.00 FEET TO A POINT IN THE NORTHERLY RIGHT OF WAY LINE OF NEW JERSEY STATE HIGHWAY ROUTE #33; THENCE,

(4)  WESTERLY ALONG SAID NORTHERLY RIGHT OF WAY LINE OF ROUTE #33
ALONG  A CURVE TO THE LEFT HAVING A RADIUS OF 6088 FEET,  AN  ARC
LENGTH OF 23.35 FEET TO A POINT OF TANGENCY; THENCE,

(5)  SOUTH 87 DEGREES 36 MINUTES 43 SECONDS WEST STILL ALONG SAID
NORTHERLY RIGHT OF WAY LINE OF ROUTE #33 37.40 FEET TO THE  POINT
AND PLACE OF BEGINNING.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE SALEM TURNPIKE, ROANOKE, VA (883-047):
Being all of Parcels 1, 2 & 3 Map of Warehouse Rental Associates,
Recorded in Map Book 1, Page 365, Roanoke, Virginia.

BEGINNING at Corner #1, an existing iron pin on the Southerly right-of-way line of Salem Turnpike, N.W., said corner #1 bears S 78 45' 00" E, 25.00 feet as measured along Salem Turnpike from the point of intersection with the Easterly right-of-way line of Westwood Boulevard N.W. (50' R/W);

Thence, leaving the above described beginning point and running with the Southerly line of Salem Turnpike, S 78 45' 00" E,
428.00 feet to a set iron pin at corner #2;

Thence, leaving Salem Turnpike and running with the Westerly line of  the H & C Partnership Property (D.B. 1550, Page 709),  S  11
15' 00" W, 420.60 feet to a set iron pin at corner #3;

Thence, leaving the H & C Partnership Property and running with the Northerly line of the Greenvale Nursery School, Inc. Property (D.B. 972, Page 219) N 78 45' 00" W, 453.00 feet to corner #4, a
P.K. Nail set on the Westerly right-of-way line of Westwood Boulevard, N.W. (50' R/W);

Thence, with same N 11 15' 00" E, 395.60 feet to a set iron pin and corner #5;

Thence, leaving said Westwood Boulevard and with a curved line to the right, said curve being defined by a delta angle of 90 00' 00", a radius of 25.00 feet, a chord bearing and distance of N 56 15' 00" E, 35.36 feet and an arc distance of 39.27 feet to the point of beginning and containing 4.371 acres (190,398 square feet).

This new overall description defines the same area as described in the Title Commitment #90650246.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE NAFB, LAS VEGAS, NV (883-060):
The Southeast Quarter  of the Northeast Quarter  of the
Southwest Quarter  of the Southeast Quarter  of Section
17, Township 20 South, Range 62 East, M.D.B.&M.

EXCEPTING THEREFROM the interest in and to the Southerly 9.2 feet of the above described property.

FURTHER  EXCEPTING THEREFROM the interest in and to the  East  30 feet as conveyed to the County of Clark for road purposes by Deed recorded October 21, 1977 as Instrument No. 761289.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE FRANKLIN PARK, TOLEDO, OH (883-057):
Part of the West 1/3 of the East 1/2 of the Northwest 1/4 of Section 13, Town 9 South, Range 6 East, City of Toledo, Lucas County,
Ohio,  bounded  and  described  as  follows:  BEGINNING  at   the
Northwest corner of the East 1/2 of the Northwest 1/4 of said Section 13; thence S-00-20'-51"-W along the West line of the East 1/2 of the Northwest 1/4 of said Section 13 a distance of 147.69 feet to a point; thence S-61 -32'-03"-E along the Northerly Line of the premises as described in Volume 705, Page 307 and Volume 844, Page 210, Lucas County Records, said line also being parallel with the centerline of Monroe Street, a distance of 130.00 feet to a point; thence S-22 -02'-48"-W a distance of 190.82 feet to a point on the centerline of Monroe Street that is 50.00 feet Southeasterly of the intersection of the centerline of Monroe Street with the West line of the East 1/2 of the Northwest 1/4 of said Section 13, as measured along the centerline of Monroe Street; thence S-61-32'-03"-E along the centerline of Monroe Street a distance of 30.20 feet to a point; thence N-21-49'-42"-
E along the Westerly line of the premises as described in Volume 1935, Page 95, Lucas County Records, a distance of 119.17 feet to a point; thence S-86-14'-50"-E along the Northerly line of the premises as described in said Volume 1935, Page 95, a distance of
68.38 feet to a point; thence S-89-36'-31"-E along a line that is perpendicular to the East Line of the West 1/3 of the East 1/2 of the Northwest 1/4 of said Section 13, a distance of 262.59 feet to a point on the East line of the West 1/3 of the East 1/2 of the Northwest 1/4 of said Section 13; thence N-00-23'-29"-E along the East line of the West 1/3 of the East 1/2 of the Northwest 1/4 of said Section 13, a distance of 265.64 feet to a point on the North line of the East 1/2 of the Northwest 1/4 of said Section 13; thence N-86-01'-41"-W along the North line of the East 1/2 of the Northwest 1/4 of said Section 13, a distance of 446.33 feet to the point of beginning. Subject to legal highways.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE BYRNE ROAD, TOLEDO, OH (883-056):
Situated in the State of Ohio, County of Lucas and in the City of Toledo and being Lot Number One (1) in Handy Storage Midwest No.
6 Subdivision, as the same is shown of record in Plat Book 126, page 58, Recorder's Office, Lucas County, Ohio.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE WORTHINGTON-GALENA, COLUMBUS, OH (883-053):
Situated in the State of Ohio, County of Franklin, City of Columbus, being in Lot 5 of Smith and Jenkins unrecorded subdivision of Section 1, Township 2, Range 18, United States Military Lands, containing 3.198 acres of land, more or less, being 0.632 acre as recorded in Official Records Volume 23958, Page 1 through 12 (Tract II) and 2.566 acres as recorded in Official Records Volume 12767, Page G12 (Tract I), 1.340 acres of said 2.566 acres being out of that tract of land designated as FIRST TRACT and 1.226 acres of said 2.566 acres being out of that tract of land designated as SECOND TRACT as both are described in the deeds to Orvill E. Keys of record in Deed Book 1136, Page 268, and Deed Book 1275, Page 7, 0.377 acre of said 0.632 acre being out of that 0.822 acre tract of land designated as "Exhibit B" and described in the deed to Giuseppe A. Pingue, of record in Official Records Volume 7217, Page C15 and 0.255 acre of said
0.632 acre being out of that 0.636 acre tract of land described in the both being of record in the Recorder's Office, Franklin County, Ohio, said 3.198 acres of land being more particularly described as follows:

Beginning, for reference, at the centerline intersection of Worthington-Galena Road (80 feet in width) with Worthington Woods Boulevard (80 feet in width), as said Worthington-Galena Road and Worthington Woods Boulevard are shown and delineated upon the recorded plat of WORTHINGTON WOODS SECTION TWO, of record in Plat Book 58, Pages 89 and 90, Recorder's Office, Franklin County, Ohio, said point also being in a northwesterly line of said WORTHINGTON WOODS SECTION TWO; thence South 39 degrees 40 minutes 08 seconds West with the centerline of said Worthington-Galena Road and with the said northwesterly line of WORTHINGTON WOODS SECTION TWO, a distance of 60.00 feet to a point; thence South 50 degrees 19 minutes 52 seconds East, a distance of 40.00 feet to a point in the southeasterly right-of-way line of Worthington-Galena Road, the same being in a southeasterly boundary line of said WORTHINGTON WOODS SECTION TWO; thence with both, the southeasterly right-of-way line of Worthington-Galena Road and a southeasterly boundary line of said WORTHINGTON WOODS SECTION TWO, the following two (2) courses and distances 1.) South 39 degrees 40 minutes 08 seconds West, a distance of 816.95 feet to an angle point; 2.) South 39 degrees 25 minutes 37 seconds West, a distance of 320.20 feet to a 3/4 inch (I.D.) iron pipe (set) at the true point of beginning of said 2.566 acre tract of land;

Thence, from said true point of beginning, South 87 degrees 08 minutes 44 seconds East, parallel with and 150.00 feet northerly from, as measured at right angles, the northerly line of the
7.046 acre tract of land described in the deed to Liebert Corporation, of record in Official Records Volume 1196, Page F20, Recorder's Office, Franklin County, Ohio, a distance of 375.13 feet to a 3/4 inch (I.D.) iron pipe found;

Thence North 2 degrees 51 minutes 16 seconds East, parallel with and 180.00 feet westerly from, as measured at right angles, the westerly line of that 5.598 acre tract of land conveyed to Liebert Corporation by deed of record in Official Records Volume 8952, Page D15, Recorder's Office, Franklin County, Ohio a distance of 264.90 feet to a 3/4 inch (I.D.) iron pipe found;

                           EXHIBIT A
                           ---------

Thence, South 87 degrees 08 minutes 44 seconds East, with the southerly line of 2.210 acre tract and with the northerly line of said 0.822 acre tract, a distance of 180.00 feet to a 3/4 inch (I.D.) iron pipe found, said point being an angle point in the boundary of a 5.598 acre tract of land described in a deed to Ralph C. Liebert of record in Official Records Volume 1231, Page F03, Recorder's Office, Franklin County, Ohio.

Thence, South 02 degrees 51 minutes 16 seconds West, with the westerly line of said 5.598 acre tract, a distance of 414.90 feet to a 3/4 inch (I.D.) iron pipe found in the northerly line of said 7.046 acre tract, the same being at the southwesterly corner of said 5.598 acre tract;

                           EXHIBIT A
                           ---------

Thence, north 87 degrees 08 minutes 44 seconds West, with a northerly line of said 7.046 acre tract, a distance of 666.37 feet to a 3/4 inch (I.D.) iron pipe found in the existing southeasterly right-of-way line of said Worthington-Galena Road, the same being in a southeasterly boundary of said WORTHINGTON WOODS SECTION TWO;

Thence northeasterly, with the said southeasterly right-of-way line of Worthington-Galena Road with a southeasterly boundary line of said Worthington Woods

Section Two, the following two courses and distances;

1.)  North  39 degrees 23 minutes 57 seconds East, a distance  of
81.50 feet to a 3/4 inch (I.D.) iron pipe found;

2.)  North  39 degrees 25 minutes 37 seconds East, a distance  of
105.24  feet to the true point of beginning and containing  3.198 acres of land, more or less.

The  bearings are based on the recorded plat of WORTHINGTON WOODS
SECTION TWO as recorded in Plat Book 58, Pages 89 and 90.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE BEAVERCREEK, BEAVERCREEK, OH (883-055):

PARCEL I:

Situated in the State of Ohio, County of Greene and in the City of Beavercreek and more fully described as follows:

Being Lot Number Two (2) of Daytona Mills Plat as the same is numbered and delineated upon the recorded plat thereof, of record in Plat Book 23, pages 143 and 144, Recorder's Office, Greene
County, Ohio.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL:

Being a parcel of land lying on the left and right sides of the centerline of survey of the proposed North Fairfield Road storm sewer made by Woolpert Consultants for the City of Beavercreek, Ohio as shown on the plans for GRE-C.R. 9-3.38 (North Fairfield
Road) on file in the District 8 offices of the Ohio Department of Transportation.

Beginning at the northwest corner of Lot No. 2 of the Daytona Mills Plat as recorded in Plat Book 23, pages 143 and 144 of the Plat Records of Greene County, Ohio, said corner being located thirty-eight and 09/100 (38.09) feet left of Station 7+12.49 of the proposed centerline of survey of the North Fairfield Road Storm Sewer as shown on the above mentioned plans, said corner also being in the centerline of North Fairfield Road (C.R. 9);

thence  with  the  north line of Lot No. 2 of the  Daytona  Mills
Plat,  South 53 49' 41" East for forty-seven and 07/100  (47.07)
feet;

thence  leaving the north line of Lot No. 2 of the Daytona  Mills
Plat, South 11 25' 47" West for fifty (50) feet;

thence South 12 44' 06" East for one hundred thirty-eight and 00/100 (138.00) feet;

thence  South 17 12' 21" East for twenty-six and 47/100  (26.47)
feet to a point in the line common to Lot No. 1 and Lot No. 2 of the said Daytona Mills Plat;

thence with the line common to Lot No. 1 and Lot No. 2 of the said Daytona Mills Plat North 58 03' 45" West for ninety-three and 72/100 (93.72) feet to the southwest corner of Lot No. 2 and the northwest corner of Lot No. 1 of the Daytona Mills Plat;

thence with the west line of Lot No. 2 of the Daytona Mills Plat for the following two (2) courses:

North 16 29' 00" West for ninety-three and 82/100 (93.82) feet;

                           EXHIBIT A
                           ---------

thence  North  22 17' 30" East for one hundred four  and  98/100
(104.98) feet to the point of beginning.

PARCEL II:

A non-exclusive easement for the purpose of ingress and egress as granted in Cross-Easement Agreement recorded on January 19,  1989 in  Official  Records Volume 429, Page 666 of the Greene  County,
Ohio Records.

PARCEL III:

A  non-exclusive right-of-way and easement for the purpose  of  a
stormwater  runoff  control  facility  as  granted  in   Easement
recorded on January 19, 1989 in Official Records Volume 429, Page
671 of the Greene County, Ohio Records.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE LONGWOOD, LONGWOOD, FL (883-035):
The North 476.84 feet of the Southwest 1/4 of Section 32, Township 20 South, Range 30 East, Seminole County, Florida, lying West of
Old  Orlando Road (Present right-of-way of S. 427) Less the  West
361.4 feet thereof; and Less:

From  the  Intersection of the West Right-of-Way line  of  County
Road  427  and  the South line of the North 476.84  feet  of  the
Southwest 1/4 of Section 32, Township 20 South, Range 30 East, Seminole County, Florida, run North 32 05' 03" East, along said West Right-of-Way line 527.26 feet, thence continue Northeasterly along said Right-of-Way and a curve concave Southeasterly having a radius of 1186.28 feet, a central angle of 00 22' 19", a chord bearing of North 32 16' 12" East, for an arc distance of 7.67 feet, thence run North 57 32' 44" West, 10.00 feet, thence run Southwesterly along a curve concave Northeasterly having a radius of 1196.28 feet, a central angle of 00 22' 19", a chord bearing of South 32 16' 12" West, for an arc distance of 7.77 feet, thence run South 32 05' 03" West, 533.62 feet to the South line of aforesaid North 476.84 feet to the Southwest 1/4, thence run North 89 38' 45" East, 11.84 feet to the point of beginning.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE CLARKSTON 2, CLARKSTON, GA (883-029):
ALL  THAT TRACT OR PARCEL OF LAND lying and being in the City  of
Clarkston,  Land  Lot 97 of the 18th District of  DeKalb  County,
Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at the point formed by the intersection of the Southeasterly Right-Of-Way of Sams Road (a 60 foot Right-Of-Way) and the Southwesterly Right-Of-Way of Montreal Road (a 80-foot Right-Of-Way); run thence South 36 degrees 19 minutes 15 seconds West along the Southeasterly Right-Of-Way of Sams Road a distance of 175.00 feet to an iron pin placed and THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED; run thence South 53 degrees 47 minutes 38 seconds East a Distance of 200.52 feet to a nail found in asphalt paving; run thence South 36 degrees 24 minutes 57 seconds West a distance of 235.05 feet to an "X" found in concrete paving; run thence North 57 degrees 42 minutes 47 seconds West a distance of 212.48 feet to an iron pin placed on the Southeasterly Right-Of-Way of Sams Road; run thence Northeasterly along the Southeasterly Right-Of-Way of Sams Road and following the curvature thereof an arc distance of 50.04 feet to a point (said arc having a radius of 104.60 feet and being subtended by a chord of North 50 degrees 02 minutes 32 seconds East a distance of 49.56 feet); continue thence along said Right-Of-Way North 36 degrees 20 minutes 17 seconds East a distance of
201.45  feet  to  an  iron  pin placed  and  THE  TRUE  POINT  OF
BEGINNING.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE GRANVILLE STATION, MILWAUKEE, WI (883-026):
Parcel Four of Certified Survey Map No. 3896, being a subdivision of a part of the NW 1/4 of Section 8, T 8 N, R 21 E, in the City of Milwaukee, Milwaukee County, Wisconsin, recorded on July 17, 1980 on Reel 1308 as Image 1099 as Document No. 5410878.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE CLARKSTON, CLARKSTON, GA (883-030):
PARCEL "A"
---------

ALL  THAT TRACT OR PARCEL OF LAND lying and being in Land Lot  66 of the 18th District of Dekalb County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING; commence at an iron pin found at the intersection of the Southerly right-of-way of Church Street and the Easterly right-of-way of Northern Avenue; run thence North 79 degrees 53 minutes 11 seconds East a distance of
77.14 feet to an iron pin found at the intersection of the Southerly right-of-way of Church Street and the Easterly right-of-way of proposed Northern Avenue Relocation, said point being THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED; run thence North 79 degrees 53 minutes 11 seconds East along the Southerly right-of-way of Church Street a distance of 0.66 feet to a point; run thence South 74 degrees 22 minutes 03 seconds East a distance of 117.92 feet to a point; run thence South 74 degrees 27 minutes 00 seconds East a distance of 82.89 feet to an iron pin found; run thence South 16 degrees 00 minutes 04 seconds East a distance of 154.09 feet to an iron pin found; run thence South 17 degrees 15 minutes 46 seconds East a distance of 81.81 feet to a 1" pipe found; run thence South 17 degrees 38 minutes 11 seconds East a distance of 82.00 feet to an iron pin placed; run thence North 89 degrees 27 minutes 26 seconds West a distance of 384.30 feet to an iron pin found on the Easterly right-of-way of Northern Avenue; run thence North 00 degrees 39 minutes 47 seconds West along the Easterly right-of-way of Northern Avenue a distance of
99.64 feet to an iron pin found at the intersection of the Easterly right-of-way of Northern Avenue and the Easterly right-of-way of proposed Northern Avenue Relocation; run thence along the Easterly right-of-way of proposed Northern Avenue Relocation and following a curve to the right an arc distance of 118.08 feet to a point (said arc having a radius of 175.00 feet and being subtended by a chord of North 22 degrees 04 minutes 27 seconds East a distance of 115.85 feet); continue thence along said right-of-way and following a curve to the left an arc distance of
161.43 feet (said arc having a radius of 225.00 feet and being subtended by a chord of North 20 degrees 51 minutes 03 seconds East a distance of 157.99 feet) to an iron pin found at the intersection of the Easterly right-of-way of proposed Northern Avenue Relocation and the Southerly right-of-way of Church Street and THE TRUE POINT OF BEGINNING.

PARCEL "B"
----------
ALL  THAT TRACT OR PARCEL OF LAND lying and being in Land Lot  66 of the 18th District of Dekalb County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING; commence at an iron pin found at the intersection of the Southerly right-of-way of Church
Street and the Easterly right-of-way of Northern Avenue, said point being THE TRUE POINT OF BEGINNING.

                           EXHIBIT A
                           ---------

FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED; run thence North 79 degrees 53 minutes 11 seconds East a distance of 26.06 feet to a point at the intersection of the Southerly right-of-way of Church Street and the Westerly right-of-way of proposed Northern Avenue Relocation; run thence Southerly along the Westerly right-of-way of proposed Northern Avenue Relocation and following a curve to the right a arc distance of 116.32 feet to a point (said arc having a radius of 175.00 feet and being subtended by a chord of South 22 degrees 21 minutes 42 seconds West a distance of 114.19 feet); continue thence along said right-of-way and following a curve to the left an arc distance of 5.88 feet (said arc having a radius of 225.00 feet and being subtended by a chord of South 40 degrees 39 minutes 21 seconds West a distance of 5.88 feet) to a point at the intersection of the Westerly right-of-way of proposed Northern Avenue Relocation and the Easterly right-of-way of Northern Avenue; run thence North 00 degrees 50 minutes 02 seconds East along the Easterly right-of-
way of Northern Avenue a distance of 64.86 feet to a point; continue thence along said right-of-way North 26 degrees 58 minutes 13 seconds East a distance of 45.60 feet to an iron pin found at the intersection of the Easterly right-of-way of Northern Avenue and the Southerly right-of-way of Church Street, and THE TRUE POINT OF BEGINNING.

Said tract of land containing 0.0641 acres and being designated as Parcel "B" on that plat entitled "SURVEY FOR: SAC SELF-STORAGE CORPORATION, A NEVADA CORPORATION, CHICAGO TITLE INSURANCE COMPANY & NATIONWIDE COMMERCIAL CO., AN ARIZONA CORPORATION", prepared by E D I Engineers & Surveyors, Inc., by S. G. Evans, Jr., R.L.S. No. 1159; dated June 9, 1994, Last revised October 28, 1994.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE SOUTH LOOP, TEMPLE, TX (883-058):
Tract 1

BEING a 1.222 acre tract of land situated in the MAXIMO MORENO SURVEY, ABSTRACT No. 14, Bell County, Texas and being all of that certain 1.222 acre tract of land, Exhibit "A", described in a Warranty Deed with Vendor's Lien from Robert W. Lecanne to Luther
N. Vogel, dated July 1, 1992 and being of record in Volume 2855, Page 619, Deed Records of Bell County, Texas and being more particularly described as follows:

BEGINNING at a 1/2" iron rod set (calls 3/8" iron rod found) at the northeast corner of the said 1.222 acre tract; said 1/2" iron rod set being the southeast corner of that certain 0.083 acre tract of land described in a Warranty Deed of Gift from Temple Stations, Inc. to City of Temple, Texas, dated April 27, 1981 and being of record in Volume 1728, Page 140, Deed Records of Bell County, Texas.

THENCE  S. 23 12' 10" W., 357.26 feet with the east line of  the
1.222 acre tract to a 1 1/4" iron pipe found at the southeast corner of said tract for corner;

THENCE N. 70 46' 01" W., 135.89 feet with the south line of  the
1.222 acre tract to a 1/2" iron rod set at the southwest corner of said tract for corner;

THENCE   N. 19 06' 46" E. 359.61 feet with the west line of  the
1.222 acre tract to a 1/2" iron rod found at the northwest corner of said tract; said 1/2" iron rod found being the southwest corner of the aforementioned said 0.083 acre tract for corner:

THENCE S. 69 37' 43" E., 161.42 feet with the north line of  the
1.222 acre tract and the south line of the 0.083 acre tract to the place of BEGINNING and containing 53,232.557 square feet or
1.222 acres of land.

Tract 2

BEING a 0.383 acre tract of land situated in the MAXIMO MORENO SURVEY, ABSTRACT No. 14, Bell County, Texas and being all of that certain 0.383 acre tract of land described in a General Warranty Deed from Herbert R. Schwertner and Lena M. Schwertner to Luther
N. Vogel, dated August 14, 1992 and being of record in Volume 2873, Page 653, Deed Records of Bell County, Texas and being more particularly described as follows:

BEGINNING at a 1 1/4" iron pipe found at the northerly northwest corner of that certain 37.9793 acre tract of land described in a Substitute Trustee's deed from Sam R. Perry, Trustee to Jack M. Moore, Substitute Trustee dated January 7, 1992 and being of record in Volume 2794, Page 152, Deed Records of Bell County, Texas; said 1 1/4" iron pipe found being in the south right-of-way line of H.K. Dodgen Loop (Loop 363);

                           EXHIBIT A
                           ---------

THENCE S. 69 25' 55" E., 30.00 feet with the most northerly north line of the said 37.9793 acre tract and said 0.383 acre tract and with the said south right-of-way line to a 1/2" iron rod set for corner;

THENCE S. 18 34' 38" W., 370.61 feet departing from the said most northerly north line and south right-of-way line to a 1/2" iron rod set for corner;

THENCE N. 70 46' 01" W., 60.00 feet to a 1 1/4 " iron pipe found at an ell corner of the said 37.9793 acre tract for corner;

THENCE N. 23 12' 10" E 372.18 feet with the west line of the said 37.9793 acre tract to the place of beginning and containing
16,694.311 square feet or 0.383 acres of land.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE GUTHRIE HIGHWAY, CLARKSVILLE, TN (883-059):
Land in the 6th Civil District of Montgomery County, Tennessee, more particularly described as follows:

Beginning at a concrete monument in the south property line of Page, which is situated 681.50 feet from an iron pin in the west right-of-way line of U.S. Highway 79; thence with Page's property lines, South 86 degrees 52 minutes East, 681.50 feet to an iron pin the west right-of-way line of U.S. Highway 79; thence with the west right-of-way line of U.S. Highway 79, South 24 degrees 36 minutes 56 seconds West, 198.81 feet to an iron pin in said right-of-way line; thence North 86 degrees 52 minutes West,
608.69 feet to an iron pin; thence North 3 degrees 8 minutes East, 185 feet to the concrete monument at the point of beginning and containing, 2.7371 acres, more or less, according to a survey by Clarksville Engineering Services, Inc., dated March 15, 1990, and revised July 15, 1994.

Being the same property conveyed to SAC Self-Storage Corporation, a Nevada corporation, by deed from Burklow and Associates, Inc., of record in Book 541, page 415, Register's Office for Montgomery
County, Tennessee.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE APPLE VALLEY, CLINTON, MA (883-063):
The land in Clinton, Worcester County, Massachusetts, with the buildings thereon, and all the privileges and appurtenances thereto belonging, which land is further bounded and described as follows:

BEGINNING at a stone bound in the westerly side of High Street at the tangent point of a curve having a radius 462.4 feet, it being the most northeasterly corner of the parcel described herein;

THENCE  running  S. 26 degrees 14' 20" W. by High  Street  333.47 feet to an angle in the street;

THENCE running N. 63 degrees 45' 40" W., 5.00 feet by High Street to a cement bound;

THENCE running S. 30 degrees 11' 50" W. still High Street, 265.50 feet to a cement bound in said westerly line of High Street;

THENCE running by High Street on a curve to the left with a radius of 1200 feet, a distance of 73 feet more or less to the Nashua River;

THENCE   following   the   river  downstream   moving   westerly,
northwesterly, northerly, and northeasterly 1390 feet, more or less, to a point on the town line between Lancaster and Clinton;

THENCE S. 64 degrees 10' 00" E. along the town line, 208 feet, more or less, to a corner of land now or formerly of Michael
Diskaburos et ux;

THENCE S. 18 degrees 41' 20" W. along land now or formerly of Michael Diskaburos et ux 198.17 feet to an iron pipe;

THENCE S. 41 degrees 03' 00" E. along land now or formerly of Michael Diskaburos et ux 74.13 feet to an iron pipe;

Thence S. 57 degrees 42' 40" E. along land now or formerly of Michael Diskaburos et ux 211.40 feet to the point of beginning.

The above described premises are shown on a Plan of "Land in Clinton, Mass." owned by Apple Valley Mini-Storage Realty Trust, Jon Mark Delli Priscoli, Trustee, dated August 22, 1986, drawn by Guerard Survey Co. & Assoc. and recorded with the Worcester District Registry of Deeds, Plan Book 569, Plan 23.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE RIVERDALE, COLLEGE PARK, GA (883-066):
     ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot
89  of  the  13th District of Clayton County, Georgia  containing
125,819 Square Feet or 2.888 Acres and more fully described as follows:

      BEGINNING at an iron pin at the intersection of the South line of Land Lot 89 with the Southwesterly right-of-way of Riverdale Road or State Route 139. (100' right-of-way)

      THENCE South 88 degrees 24 minutes 21 seconds West for a distance of 722.21 feet along said Land Lot Line, which line is also the dividing line between Land Lots 89 and 104 of the 13th District of Clayton County, to an iron pin on the Southeastern right-of-way of Flat Shoals Road. (80' right-of-way)

      THENCE along a curve to the left having a radius of 431.06 feet and an arc length of 233.87 feet, being subtended by a chord of North 49 degrees 01 minutes 47 seconds East for a distance of
231.01 feet along the southeasterly right-of-way of Flat Shoals Road to the point of tangent of said curve.

      THENCE North 33 degrees 29 minutes 14 seconds East for a distance of 89.75 feet along said southeasterly right-of-way to the point of curve of the following curve.

      THENCE along a curve to the left having a radius of 15,916.24 feet and an arc length of 130.87 feet, being subtended by a chord of North 33 degrees 15 minutes 06 seconds East for a distance of 130.87 feet along said right-of-way to an iron pin.

      THENCE North 87 degrees 53 minutes 44 seconds East for a distance of 218.24 feet leaving said right-of-way to an iron pin.

      THENCE South 01 degrees 04 minutes 26 seconds East for a distance of 183.34 feet to a nail in a concrete driveway.

      THENCE South 88 degrees 24 minutes 42 seconds West for a distance of 0.69 feet to a point inside the wall of a concrete block storage building.

      THENCE South 01 degrees 35 minutes 22 seconds East for a distance of 76.00 feet to a chiseled and painted mark in a concrete driveway.

      THENCE North 88 degrees 24 minutes 38 seconds East for a distance of 201.21 feet to a chiseled and painted mark in a concrete driveway on the southwesterly right-of-way of Riverdale
Road.

     THENCE along a curve to the right having a radius of 1095.92 feet and an arc length of 18.39 feet, being subtended by a chord of South 02 degrees 06 minutes 54 seconds East for a distance of
18.39 feet along the southwesterly right-of-way of Riverdale Road to the point of tangent of said curve.

                           EXHIBIT A
                           ---------

      THENCE South 01 degrees 38 minutes 15 seconds East for a distance of 51.61 feet along said right-of-way to an iron pin and THE POINT OF BEGINNING; being shown as containing 2.88 acres on that certain plat of survey prepared for Sac Self-Storage Corporation, prepared by International Land Surveying, Inc., certified by William C. Smith, Georgia Registered Land Surveyor No. 1803, stamp dated July 27, 1994.

      This is the same property as that described in a deed from Riverdale Road LTD., a Georgia Limited Partnership to KM Investments, LTD., a Georgia Limited Partnership dated October 29, 1986 and recorded in deed book 1337, page 588 in the Office of The Clerk of Superior Court of Clayton County, Georgia and in a deed from National Rent-A-Space, Inc. and T. Kenneth Minchew, Jr. to KM Investments, LTD. dated November 5, 1986 and recorded in deed book 1337, page 593 aforesaid records.

TOGETHER WITH:

      All of Grantor's right, title and interest in and to the following:

      1.   Mutual Easement executed by KM Investments, Ltd. dated
November 5th, 1986 recorded in Deed Book 1337, Page 597,  Clayton
County, Georgia Records; regarding easement rights for ingress and egress to the property.

      2. Encroachment Agreement executed by KM Investments, Ltd. dated November 7th, 1986 recorded in Deed Book 1337, Page 601, Clayton County, Georgia Records; regarding the permissive encroachment by improvements on the property onto adjoining property of KM Investments, Ltd.; as affected by Agreement Regarding Encroachment Agreement dated August 17, 1994, between
Triple T Enterprises, Inc. (A/K/A "Triple T, Inc."), a Georgia corporation and Peoples Southwest Real Estate Limited Partnership, a Delaware limited partnership, filed for record August 24, 1994 at Deed Book 2131, page 226, aforesaid records.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE EL CAMINO AVENUE, SACRAMENTO, CA (883-065):
The land herein referred to is described as follows:

All that certain real property situate, lying and being in the City of Sacramento, County of Sacramento, State of California, described as follows:

Parcel One:

The  North one-half of Lot 1, Block "H" of Addition No. 4,  North
Sacramento, California, according to the Plat thereof, recorded in the Office of the County Recorder of Sacramento County, in Book 11 of Maps, Map No. 38.

EXCEPTING THEREFROM the West 120.00 feet thereof.

ALSO EXCEPTING THEREFROM all that portion thereof described as follows:

BEGINNING at the Southeast corner of the North 1/2 of said Lot 1; thence along the South line of the North 1/2 of said Lot 1 North 89 degrees, 55 minutes West 108.06 feet to a line that lies parallel with and is distant 80.00 feet Northwesterly, measured at right angles, from the center line of the Department of Public Works Survey between the American River and 1/3 mile East of the Ben Ali Road III Sac-3-B; thence, along said parallel line North 41 degrees, 06 minutes, 30 seconds East 164.62 feet to the East line of said Lot 1; thence South 0 degrees, 05 minutes, West 124.19 feet to the point of beginning.

FURTHER EXCEPTING THEREFROM a portion of those certain parcels of land described in Deed recorded June 4, 1973, in Book 7306-04, at Page 342. Official Records of Sacramento County, said portion is all that part thereof lying Easterly of a line described as follows:

BEGINNING at the same point of beginning described in Parcel 3 of said Deed; thence from said point of beginning North 44 degrees, 48 minutes, 24 seconds East 952.86 feet to a point on the Westerly right-of-way line of the existing State Highway Route 80, distant thereon 80.23 feet Westerly, measured at right angles from the base line of Engineer's Station "B3" 213+62.44 of the Department of Public Works survey on Road 03-Sac-80 from P.M. 4.1 to P.M. 9.0.

Parcel Two:

All that portion of Lots 2, 3 and 4 in Block "H", as shown on the Official "Plat of Addition No. 4, North Sacramento, California", recorded in Book 11 of Maps, Map No. 38, records of Sacramento
County described as follows:

BEGINNING at the Northwest corner of said Lot 4 and running along the South line of said Lot 2 North 89 degrees, 55 minutes West,
180.00 feet; thence North 0 degrees, 05 minutes East, 137.22 feet; thence South 89 degrees, 55 minutes East 20.00 feet; thence North 0 degrees, 05 minutes East 162.78 feet to the North line of said Lot 2 and the South line of Glenrose Avenue; thence along said line South 89 degrees 55 minutes East 443.54 feet to the Northwesterly right-of-way line of the State Freeway;

                           EXHIBIT A
                           ---------

thence  along said South 41 degrees, 06 minutes, 30 seconds  West
431.86  feet  to the West line of said Lot 4, thence  along  said
West line of Lot 4, North 0 degrees, 05 minutes East 25.81 feet to the point of beginning.

EXCEPTING THEREFROM a portion of those certain parcels of land described in Deed recorded June 4, 1973, in Book 7306-04, at Page 342, Official Records of Sacramento County, said portion is all that part thereof lying Easterly of a line described as follows:

BEGINNING at the same point of beginning described in Parcel 3 of said Deed; thence from said point of beginning North 44 degrees, 48 minutes, 24 seconds East 952.86 feet to a point on the Westerly right-of-way line of the existing State Highway Route 80, distant thereon 80.23 feet Westerly, measured at right angles from the base line of Engineer's Station "B3" 213+62.44 of the Department of Public Works survey on Road 03-Sac-80 from P.M. 4.1 to P.M. 9.0.

Parcel Three:

A portion of that certain Parcel of land described in Deed recorded October 3, 1962, in Book 4525, at Page 970, Official
Records of Sacramento County.

Said portion is all that part thereof lying Northwesterly from the line described as follows:

BEGINNING at the Southerly terminus of the course described as "North 00 degrees, 16 minutes, 02 seconds West 40.72 feet", in Deed recorded February 7, 1962, in Book 4388, at Page 223 said Official Records; thence from said point of beginning North 44 degrees, 48 minutes, 24 East 658.72 feet to a point distant
101.00 feet Northwesterly measured at right angles to the base line at Engineer's Station "B3" 210+74.00 of the Department of Public Works survey on Road 03-Sac-80 P.M. 4.1 to P.M. 9.0.

EXCEPTING THEREFROM a portion of those certain parcels of land described in Deed recorded June 4, 1973, in Book 7306-04, at Page 342, Official Records of Sacramento County. Said portion is all that part thereof lying Easterly of a line described as follows:

BEGINNING at the same point of beginning described in Parcel 3 of said Deed; thence from said point of beginning North 44 degrees, 48 minutes, 24 seconds East 952.86 feet to a point on the Westerly right-of-way line of the existing State Highway Route 80, distant thereon 80.23 feet Westerly, measured at right angles from the base line of Engineer's Station "B3" 213+62.44 of the Department of Public Works survey on Road 03-Sac-80 from P.M. 4.1 to P.M. 9.0.

Parcel Four:

                           EXHIBIT A
                           ---------

That real property situated in the City of Sacramento, County of Sacramento, State of California, described as follows:

The West 120.00 feet of the North one-half of Lot 1, Block "H" of Addition No. 4, North Sacramento, California, according to the Official Plat thereof, filed in the Office of the Recorder of Sacramento County, California, on January 30, 1911, in Book 11 of Maps, Map No. 38.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE FERNDALE, FERNDALE, WA (883-061):
Tract one of Five Star Mini Storage Lot Line Adjustment Property Line Consolidation, as per the map thereof, recorded April 4, 1990, in Book 20 of short plats, Pages 80 and 81, in the Auditor's Office of Whatcom County, Washington. Being a portion of the northwest quarter of the southwest quarter of Section 28, Township 39 North, Range 2 East of W.M.

Situate in Whatcom County, Washington.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE 103RD STREET, W. JACKSONVILLE, FL (883-068):

A portion of Section 12, Township 3 South, Range 25 East, Duval County, Florida, being more particularly described as follows:
Commence at the intersection of the Easterly right-of-way line of Harlow Boulevard (an 80.00 foot right-of-way as now established) with the Northerly right-of-way line of 103rd Street (a 104.00 foot right-of-way as established by the State Road Department rights of way maps Section 7251-2602 and 7220-2501); thence North 88 15'00" East along said Northerly right-of-way line, 300.00 feet to the point of beginning; thence continue North 88 15'00" East along said Northerly right-of-way line, 197.81 feet to the Westerly line of an 80.00 foot Department of Transportation Drainage right-of-way as shown on aforesaid State Road Department right-of-way maps; thence North 01 07'30" West along last said line, 637.99 feet; thence South 88 15'00" West, 496.88 feet to the aforesaid Easterly right-of-way line of Harlow Boulevard; thence South 01 02'30" East along said Easterly right-of-way line, 250.00 feet to the Northerly line of those lands described and recorded in Official Records Volume 3788 page 1105 of the current public records of said county; thence North 88 15'00" East along last said line, 300.00 feet to the Easterly line of said lands; thence South 01 02'30" East along last said line,
388.00 feet to the point of beginning.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE MAYPORT ROAD, ATLANTIC BEACH, FL (883-072):
A portion of Government Lot 3, Section 17, Township 2 South, Range 29 East, Duval County, Florida, being more particularly described as follows: Commence at the Northeast corner of Tract 3, DONNER'S REPLAT, as recorded in Plat Book 19, Page 16 of the current public records of said county; thence South 00 degrees 49 minutes 17 seconds East, along the Easterly line of said Tract 3,
177.82 feet to the point of beginning; thence continue South 00 degrees 49 minutes 17 seconds East, along last said line 509.76 feet to a point lying on the Northerly right-of-way line of Levy Road (as now established); thence South 84 degrees 41 minutes 45 seconds East, along said line, 281.64 feet; thence North 05 degrees 18 minutes 15 seconds East, 317.85 feet; thence South 86 degrees 05 minutes 12 seconds East, 335.02 feet to a point lying on the Westerly right-of-way line of Mayport Road (U.S. Highway A-1-A, State Road No. 560-A 100.00 foot right-of-way as now established); thence North 20 degrees 42 minutes 20 seconds East, along last said line, 205.88 feet; thence North 86 degrees 05 minutes 12 seconds West, 725.85 feet to the point of beginning.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE SUNRISE, SUNRISE, FL (882-085):

The following described lands located in Broward County, Florida;

Parcel I:

A portion of Parcel "A', Sunrise Total Storage Plat", according to the Plat thereof as recorded in Plat Book 112, at Page 36 of the Public Records of Broward County, Florida, more particularly described as follows:

Commence at the Southeast corner of said Plat; thence South 89 degrees 26 minutes 56 seconds West along the South boundary of said plat, 374.62 feet; thence North 00 degrees 33 minutes 04 seconds West, 40.00 feet to the POINT OF BEGINNING said point being on the North Right-of-Way line of Springtree Lake Drive, as shown on said plat; thence South 89 degrees 26 minutes 56 seconds West along said line, 669.10 feet; thence North 45 degrees 50 minutes 17 seconds West, 49.25 feet to a point on the East Right-of-Way line of Northwest 103rd Avenue, as shown on said plat;
thence North 01 degrees 07 minutes 31 seconds West along said Right-of-Way line 324.29 feet to the Northwest corner of said
Parcel "A"; thence North 89 degrees 23 minutes 44 seconds East along the North boundary of said Parcel 945.63 feet (the last four (4) courses being coincident with the boundary of said Parcel "A"; thence South seconds West along said Right-of-Way line, 324.29 feet to the Northwest corner of said Parcel 'A'; then North 89 degrees 23 minutes 44 seconds East along the North boundary of said parcel, 945.63 feet (the last four (4) courses being coincident with the boundary of said Parcel "A"; thence
South 00 degrees 33 minutes 04 seconds East, 25.81 feet; thence South 89 degrees 26 minutes 56 seconds West, 238.28 feet; thence South 00 degrees 33 minutes 04 seconds East, 334.00 feet to the POINT OF BEGINNING.

Parcel II:

TOGETHER WITH a non-exclusive easement for ingress and egress as described in that instrument recorded in Official Records Book
12685, at Page  186,  of  the
Public Records of Broward County, Florida over the property described as follows:

A portion of Parcel "A", SUNRISE TOTAL STORAGE PLAT, according to the Plat thereof, as recorded in Plat Book 112, at Page 36 of the Public Records of Broward County, Florida, more particularly described as follows:

COMMENCE at the Southeast corner of said Plat; thence South 89 26' 56" West, along the South boundary of said plat, 358.62 feet; thence North 00 33' 04" West, 350.00 feet to the POINT OF BEGINNING; thence continue North 00 33' 04" West, 24.00 feet, thence North 89 26' 56" East, 222.28 feet; thence South 00 33' 04" East, 24.00 feet; thence South 89 26' 56" West, 222.28 feet to the POINT OF BEGINNING.

                       EXHIBIT A
                       ---------

TOGETHER WITH a non-exclusive access easement as described in that instrument recorded in Official Records Book 12563, at Page
298,  of the Public Records of Broward County, Florida, over  the
EAST 1/2 of the property described as follows:

A portion of Parcel "A", SUNRISE TOTAL STORAGE PLAT, according to the Plat thereof, as recorded in Plat Book 112, at Page 36 of the Public Records of Broward County, Florida, more particularly described as follows:

Commence at the Southeast corner of said plat; thence South 89 26' 56" West, along the South boundary of said plat, 390.62 feet; thence North 00 33' 04" West, 40.00 feet to the POINT OF BEGINNING, said point being on the North Right-of-Way line of Springtree Lake Drive, as shown on said plat; thence continue North 00 33' 04" West, 334.00 feet; thence North 89 26' 56" East, 32.00 feet; thence South 00 33' 04" East, 334.00 feet to a point on said North Right-of-Way line; thence South 89 26' 56" West along said line 32.00 feet to the POINT OF BEGINNING.

                           EXHIBIT A
                           ---------

U-HAUL STORAGE MAINWAY, BURLINGTON, ONT (886-011):
-------------------------------------------------
The property purchased (the "Property") as described in the Transfer/Deed of Land comprises Part of Lots 2 and 3 & Part of Block Z, Plan 1503, in the City of Burlington, in the Regional Municipality of Halton designated as Parts 1, 2 and 3 on Reference Plan 20R-7363, together with an easement over Part 1 on Plan 20R-7646.

                                  EXHIBIT A
                                  ---------


U-HAUL STORAGE ALTA MESA, FORT WORTH, TX (883-004):

TRACT I

Lot  3-A,  Block A, WOODMONT PLAZA ADDITION, an Addition  to  the
City of Fort Worth, Tarrant County, Texas, according to the plat recorded in Volume 388-193, Page 59, Deed Records of Tarrant
County, Texas.

TRACT II

Lot  3-B,  Block A, WOODMONT PLAZA ADDITION, an Addition  to  the
City of Fort Worth, Tarrant County, Texas, according to plat recorded in Volume 388-193, Page 59, Deed Records of Tarrant
County, Texas.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE TILTON, TILTON NH (883-039):

      A certain tract or parcel of land, together with the buildings and improvements now or hereafter located or erected thereon, situate in Tilton, County of Belknap, State of New
Hampshire, shown on a Plan entitled, "Asbuilt Plan of Lakes Region Self Storage, Route 3, Tilton, New Hampshire prepared for Amerco Real Estate", dated Dec 1, 1993, Revised 1/5/94 by William
G. Howard, LLS, Recorded in the Belknap County Registry of Deeds in Plan Drawer L20, Plan #24, being more particularly bounded and described as follows:

     Beginning at a point on the westerly side of U.S. Route 3 at the southerly most corner of the premises, said point being 5.40'
Northeast   of   a   New  Hampshire  Highway   Department   Bound
(N.H.H.D.B.); thence

1)   North  49 53' 49" West, 336.13 feet to a Drill hole  found;
     thence

2) South 73 22' 39" West, 245.24 feet to a drill hole at the corner of a stone wall; thence

3)   North 02 33' 04" West, 55.06 feet to a point; thence

4)   North 04 07' 26" West, 195.19 feet to a point; thence

5)   North 04 27' 18" West, 127.97 feet to a point; thence

6)   North 05 50' 13" West, 149.64 feet to a point; thence

7)   North 05 50' 13" West, 60.09 feet to a point; thence

8)   North 85 17' 33" East, 250.06 feet to a point; thence

9)   North 86 53' 39" East, 69.53 feet to a point; thence

10)  North 85 05' 39" East, 288.05 feet to a point; thence

11)  North 82 13' 52" East, 140.58 feet to a point; thence

12)  North 84 35' 08" East, 49.82 feet to a point; thence

13)  North 84 46' 48" East, 76.78 feet to a point; thence

14)  North 85 07' 13" East, 58.24 feet to a point; thence

15)  North 87 12' 24" East, 73.98 feet to a point; thence

16)  North 88 24' 06" East, 24.04 feet to a point; thence

                                  EXHIBIT A
                                  ---------


17)  North 89 54' 55" East, 28.67 feet to a point; thence

18)  North 86 14' 36" East, 71.28 feet to a point; thence

19) North 89 31' 45" East, 75.06 feet to a point on the northwesterly side of U.S. Route 3; thence

20)  South  40 03' 50" West, by the side of U.S. Route  3,  9.95 feet to a point; thence

21)  South  42 40' 11" West, by the side of U.S. Route 3,  90.72 feet to a point; thence

22) South 41 26' 22" West, by the side of U.S. Route 3, 154.41 feet to a point; thence

23)  South  46 14' 48" West, by the side of U.S. Route 3,  57.20 feet to a point; thence

24) South 42 11' 47" West, by the side of U.S. Route 3, 254.06 feet to a point; thence

25)  South  37 12' 07" West, by the side of U.S. Route 3,  91.52 feet to a point; thence

26) South 39 44' 33" West, by the side of U.S. Route 3, 133.41 feet to a point; thence

27) South 32 33' 00" West, by the side of U.S. Route 3, 173.92 feet to a point; thence

28) South 27 50' 14" West, 97.87 feet to the point of beginning.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE COLMAR, COLMAR, PA (883-044):

      ALL THAT CERTAIN lot or piece of ground Situate in Hatfield Township, Montgomery County, Pennsylvania, described according to a Plan of Subdivision prepared for AMERCO Real Estate Co. by
Herbert H. Metz, Inc., Civil Engineers and Surveyors, dated February 6, 1973 and revised March 2, 1994 as follows, to wit:

BEGINNING at a point on the title line in the bed of Bethlehem Pike, said point being the distance of 567.36 feet measured South 11 degrees 59 minutes East from a point of intersection, with the title line in the bed of Trewigtown Road; thence extending from said beginning point and along the title line through the bed of Bethlehem Pike the two following courses and distances (1) South 11 degrees 59 minutes East 54.11 feet to a point of curve and (2) Southeastwardly on the arc of a circle curving to the left having a radius of 1488.48 feet the arc distance of 205.89 feet to a point a corner of lands now or late of Levin Wing Corporation; thence extending along the same the two following courses and distances (1) South 67 degrees 16 minutes West and crossing the Southwesterly side of Bethlehem Pike 300.00 feet to a point and
(2) South 57 degrees 21 minutes West 375.97 feet to a point a corner of lands now or late of North Penn Lodge 1979, Order of the Elks; thence extending along the same North 30 degrees 15 minutes West 214.79 feet to a point a corner now or late of Faye Ziegler, et al Trusts; thence extending along the same North 48 degrees 30 minutes 49 seconds East 495.00 feet to a point; thence extending North 78 degrees 01 minute East along lands now or late of Thomas C. and Karen E. Williams and recrossing the Southwesterly side of Bethlehem Pike 268.54 feet to the first mentioned point and place of beginning.

BEING Tax Parcel No. 35-00-00565-02-1

BEING the same premises which Goldie B. McArthur, widow by deed dated 6-20-73 and recorded in the County of Montgomery in Deed book 3863 page 255, conveyed unto Montgomery County Industrial
Development Authority, in fee.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE NORTH ROYALTON, NORTH ROYALTON, OH (883-054):

Parcel 1:

Situated in the State of Ohio, County of Cuyahoga, and City of North Royalton, and known as Sublot No. 3A in the Lot Split and Consolidation of part of Original Royalton Township Section No. 8 as shown by the recorded plat in Volume 254 of Maps, Page 94 of Cuyahoga County Records, and being further bounded and described as follows:

Beginning at a point on the centerline of Royalton Road, 60 feet wide, at the Northwesterly corner of said Sublot Number 3A;

Thence S. 75 degrees 42' 01" E. along the said centerline of Royalton Road, a distance of 91.78 feet to a point on the Southwesterly curved right-of-way line of the Ohio Turnpike, which is a non-tangent curve concave to the Southwest, a radial line through said point having a bearing of N. 32 degrees 25' 34"
E. and distant 195.00 feet Southwesterly from the centerline of the Turnpike;

Thence Southeasterly along the said Southwesterly curved right-of-way line of the Ohio Turnpike, along the arc of a circle deflecting to the right, having a radius of 8,399.37 feet, an arc distance of 71.91 feet, and a chord distance of 71.91 feet which bears S. 57 degrees 19' 43" E. to a point on the Easterly line of said Sublot Number 3A, distant S. 04 degrees 31' 20" W. 23.94 feet, measured along said Easterly line from its intersection with the said centerline of Royalton Road;

Thence  S. 04 degrees 31' 20" E. along the said Easterly line  of
Sublot Number 3A, and passing through the Southerly sideline of Royalton Road at 7.75 feet, a total distance of 1,303.01 feet to the Southeasterly corner thereof;

Thence N. 88 degrees 38' 22" W. along the Southerly line of  said
Sublot Number 3A, a distance of 251.04 feet to a point distant S.
88 degrees 38' 22" thereof;

Thence N. 04 degrees 36' 38" W. a distance of 402.18 feet to a point on the Northerly line of said Sublot Number 3A, distant S.
88 degrees 38' 22" E. 428.20 feet, measured along said Northerly line from the Northwesterly corner thereof;

Thence S. 88 degrees 38' 22" E. along the said Northerly line  of
Sublot Number 3A, a distance of 31.94 feet to an angle therein;

Thence N. 00 degrees 03' 01" W. along a Westerly line of said Sublot Number 3A, and passing through the said Southerly sideline of Royalton Road at 923.39 feet, a total distance of 954.36 feet to the place of beginning, and containing 6.2289 acres (271,332 square feet) of land according to a survey made by McSteen & Associates, Inc., dated May 7, 1991, be the same more or less.

                                  EXHIBIT A
                                  ---------

Parcel No. 2 - Easement

Mutual Easement Agreement for water and sewer, from Handy Storage/Midwest No. 4 Co., an Ohio corporation, to Steve M. Graber, filed for record June 3, 1991 at 4:01 P.M., established by instrument recorded in Volume 92-3246, Page 9 of Cuyahoga County Records, over premises westerly and adjacent to Parcel No. 1 as depicted on Plat in Volume 254, Page 94 of Cuyahoga County Records.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE BUTLER STREET, CHESAPEAKE, VA (883-062):

All those certain tracts, pieces or parcels of land, with the buildings and improvements thereon, situate, lying and being in the Deep Creek Borough of the City of Chesapeake, Virginia, and being designated as PARCEL E-2 on that certain plat entitled "Resubdivision of Parcels E-2-A, and E-2-B Resubdivision of Parcel E-2, Resubdivision of Parcel E and Parcel F, Subdivision of property of W. W. Reasor, Deep Creek Borough, Chesapeake, Virginia", dated December 29, 1994, and recorded January 13, 1995 in the Clerk's Office of the Circuit Court of the City of Chesapeake, Virginia, in Map Book 111, page 43.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE COUNTRY CLUB, CARROLLTON, TX (883-073):

TRACT 1:

Description of a 4.566 acre tract of land in the John M. Myers Survey, Abstract No. 939, Dallas County, Texas, and being all of Lots 1, 2 and 3, and a part of Lot 4 of the Strief Subdivision No. 2, an Addition to the City of Carrollton, Texas, as recorded by Plats in Volume 85018, Page 2562, Volume 85018, Page 2570, and Volume 86054, Page 1068, Map Records, Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a cut "+" found for corner, said point being at the intersection of the Southerly right-of-way line of Country Club
Drive  (60 foot width) and the East right-of-way line of  Vantage
Drive (60 foot width);

THENCE,  North 89 degrees 31 minutes 30 seconds East,  with  said
Southerly right-of-way line of Country Club Drive, a distance  of
422.67 feet to a cut "V" set for corner;

THENCE, South 00 degrees 28 minutes 30 seconds East, a distance of 147.50 feet to a 1/2-inch iron rod set for corner;

THENCE, North 89 degrees 31 minutes 30 seconds East, a distance of 191.39 feet to a 1/2-inch iron rod set for corner, said point being in the Westerly right-of-way line of Kelly Boulevard (variable width), and in a curve to the right whose center bears North 89 degrees 14 minutes 24 seconds West, a distance of 2,000.00 feet from said point;

THENCE, in a Southerly direction, with said Westerly right-of-way line of Kelly Boulevard and with said curve to the right through a central angle of 06 degrees 25 minutes 04 seconds, an arc length of 224.03 feet to a 1/2-inch iron rod set for corner, said point being the Northeast corner of "Belt Line Business Center", an addition to the City of Carrollton as recorded by Plat in Volume 73093, Page 2922, Deed Records, Dallas County, Texas;

THENCE,  South 89 degrees 38 minutes 30 seconds West,  with  said
North  line of "Belt Line Business Center" a distance  of  603.65 feet to a Hilti nail found for corner, said point being on the said Easterly right-of-way line of Vantage Drive;

THENCE,  North 00 degrees 36 minutes 00 seconds East,  with  said
Easterly right-of-way line of Vantage Drive, a distance of 369.58 feet to the POINT OF BEGINNING;

Containing, 198,877 square feet or 4.566 acres of land, more or less.

TRACT 2:

Description  of a 0.650 acre tract of land in the John  M.  Myers
Survey, Abstract No. 939, Dallas County, Texas, and being a part of Lot 4 of the Strief Subdivision No. 2, an Addition to the City of

                                  EXHIBIT A
                                  ---------

Carrollton,  Texas,  as recorded by Plat in  Volume  86054,  Page
1068,   Map  Records,  Dallas  County,  Texas,  and  being   more
particularly described as follows:

BEGINNING, at a 1/2-inch iron rod set for corner, said point being at the intersection of the Southerly right-of-way line of Country Club Drive (60 foot width) and the Westerly right-of-way line of Kelly Boulevard (75 foot width at this point);

THENCE, South 00 degrees 28 minutes 30 seconds East, with said Westerly right-of-way line of Kelly Boulevard, a distance of
104.39 feet to a cut "+" set at the beginning of a curve to the right whose center bears South 89 degrees 31 minutes 30 seconds West, a distance of 2,000.00 feet;

THENCE, in a Southerly direction, with said Westerly right-of-way line of Kelly Boulevard and with said curve to the right through a central angle of 01 degrees 14 minutes 06 seconds an arc length of 43.11 feet to a 1/2-inch iron rod set for corner;

THENCE, South 89 degrees 31 minutes 30 seconds West, a distance of 191.39 feet to a 1/2-inch iron rod set for corner;

THENCE, North 00 degrees 28 minutes 30 seconds West, a distance of 147.50 feet, to a cut "V" set for corner, said point being on the said Southerly right-of-way line of Country Club Drive;

THENCE,  North 89 degrees 31 minutes 30 seconds East,  with  said
Southerly  right-of-way  of Country Club  Drive,  a  distance  of
191.85 feet to the POINT OF BEGINNING;

Containing, 28,291 square feet or 0.650 acres of land, more or less.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE ROUTE 2, LEOMINSTER, MA (883-074):

      A certain tract of land, with all buildings thereon, situated on the northeasterly side of Harvard Street, in Leominster, Worcester County, Massachusetts, being shown on a plan entitled, "Land in Leominster, Mass., Owned by Aldea B. Derby, September 24, 1984" William R. Bingham & Assoc., - Reg. Engrs. & Surveyors, 24 Columbia Street, Leominster, Massachusetts, which plan is recorded with the Worcester Northern District Registry of Deeds in Plan Book 273, Page 15, and being bounded and described as follows:
      Beginning at a point on the northeasterly side of said Harvard Street, being the most westerly corner of the lot and at land now or formerly of Elmer S. Fitzgerald et ux;
      Thence North 60 23' East two hundred thirteen and 32/100 (213.32) feet to a point;
      Thence  South 29 37' East seventy-three and 56/100 (73.56)
feet to a point;
      Thence North 61 02' East one hundred ninety-six (196) feet to a point;
     Thence North 56 53' East one hundred ninety-four and 50/100 (194.50) feet to a point;
      Thence North 48 43' East one hundred forty-two and 27/100 (142.27) feet to a point;
      Thence South 41 02' East two hundred seventy-four and 98/100 (274.98) feet to a point, said last five courses being by land now or formerly of Elmer S. Fitzgerald et ux;
      Thence on a curve to the left, a distance as measured along the arc of eight hundred (800) feet, more or less, by land of M.B.T.A. (formerly Boston and Maine Railroad) to a point on the northeasterly sideline of said Harvard Street;
      Thence along the sideline of said Harvard Street, one hundred seventy (170) feet, more or less, to the point of beginning.
     Containing 4.0 acres, more or less.
      Subject to such rights and easements as were taken by the Commonwealth of Massachusetts by instrument dated May 23, 1979 and recorded in the Worcester Northern District Registry of Deeds in Book 1224, Page 215.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE NEW PORT RICHEY, NEW PORT RICHEY, FL (883-076):

A portion of Tracts 23 and 24, PORT RICHEY LAND COMPANY SUBDIVISION of Section 5, Township 26 South, Range 16 East, as recorded in Plat Book 1, page 61, of the public records of Pasco County, Florida. LESS that portion lying within 114 feet of the centerline of State Road No. 55, Section 14030 (US Highway 19) and LESS that portion of Tract 23 used for Main Street. Being further described as follows:

Commence at the Northwest corner of said Tract 23 and run thence South 89 34'02" East, along the North boundary of Tract 23, (the centerline of Main Street), 100.00 feet; thence South 00 02'19" West, 15.00 feet to the POINT OF BEGINNING; thence run along the South right-of-way line of Main Street, South 89 34'02" East,
228.32 feet; thence North 00 04'24" East, 15.00 feet to the Northwest corner of Tract 24; thence South 89 34'02" East, along the North Line of Tract 24, 95.27 feet; thence South 00 03'53" West, 162.60 feet to a point on the Northerly face of the metal overhang of the roof of a one story concrete block and steel building, thence South 89 24'45" East along said metal overhang a distance of 0.50 feet; thence South 00 38'15" West along said metal overhang, a distance of 25.45 feet; thence North 89 36'57" West along said metal overhang, a distance of 0.10 feet; thence South 00 03'53" West, a distance of 0.03 feet; thence North 89 34'02 West, 95.40 feet; thence South 00 05'38" West, 112.00 feet; thence North 89 34'02" West, 65.74 feet; thence South 00 03'53" West, 140.00 feet; thence North 89 34'02" West, 262.25 feet; thence North 00 02'19" East, along the West boundary of Tract 23, 290.00 feet; thence South 89 34'02" East, 100.00 feet; thence North 00 02'19" East, 135.00 feet to the POINT OF BEGINNING.

Together with the following described 25 foot wide ingress/egress easement: A portion of Tracts 23 and 24, PORT RICHEY LAND COMPANY SUBDIVISION of Section 5, Township 25 South, Range 16 East, as recorded in Plat Book 1, page 61, of the public records of Pasco County, Florida. Commence at the Southeast corner of Tract 17, PORT RICHEY LAND COMPANY SUBDIVISION; thence run North 89 34'02" West, along the South line of said Tract 17, 82.00 feet to the Westerly right-of-way line of State Road 55 (US Highway
19); thence run South 00 03'53" West, along the said Westerly right-of-way line, 299.98 feet to the POINT OF BEGINNING; thence continue along the said right-of-way line, South 00 03'53" West,
25.00 feet; thence North 89 34'02" West, 311.15 feet; thence North 00 03'53" East, 25.00 feet; thence South 89 34'02" East,
311.15 feet to the Point of Beginning.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE SOUTH TAMPA, TAMPA, FL (883-084):

From the Northwest corner of the Southwest 1/4 of the Southeast 1/4 of Section 16, Township 30 South, Range 18 East, Hillsborough County, Florida, said corner also being the Southwest corner of PINEWOOD SUBDIVISION, as recorded in Plat Book 29, page 55,
public  records  of  Hillsborough  County,  Florida,  run   North
89 35'04" East along the North boundary of the Southwest 1/4 of the Southeast 1/4 of said Section 16, 536.76 feet to a Point of Beginning; thence continue North 89 35'04" East along the North boundary of the Southwest 1/4 of the Southeast 1/4 of said Section 16, 373.24 feet; thence South 00 17'00" West 148.90 feet; thence South 40 29'22" West 248.60 feet; thence South 89 24'11" West
208.64 feet; thence North 00 24'56" West 337.44 feet to the point of beginning.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE SPRING HILL, BROOKVILLE, FL (883-086):

Lot 2, EVANS HI-PARK, thereof recorded in, as per plat book 6, page 25, Public Records of Hernando County, Florida, LESS THE
FOLLOWING DESCRIBED PROPERTY:

Beginning at a point on the North boundary of the SE 1/4 of fractional Section 33, Township 22 South, Range 18 East, South
89 56' 56" West 202.35 feet from the Northeast corner of said SE
1/4 to the POINT OF BEGINNING,

  thence       South 89 56' 56" West 109.35  feet
               to  the  Western boundary of Lot 2, EVANS  HI-PARK
               Subdivision as per plat book 6, page 25, public records of Hernando County, Florida,

  thence       North 00 20' 51" West 696.38 feet,

  thence       North 89 56' 56" East 155.74  feet
               to the Eastern boundary of said Lot 2,

  thence       South 00 21' 11" East along  said
               Eastern  boundary  of said Lot  2  a  distance  of
               531.99 feet,

  thence       South 15 27' 07" West 170.59  feet  to
               the POINT OF BEGINNING.

AND LESS THE FOLLOWING DESCRIBED PROPERTY:

Beginning at a point of intersection of the East boundary of Lot Two, Evans Hi-Park Subdivision as recorded in Plat Book 6, Page 25, Public Records of Hernando County, Florida, with the North boundary of the SE 1/4 of Fractional Section 33, Township 22 South, Range 18 East, S. 89 56' 56" W. 155.85 feet from the NE corner of said SE 1/4, thence S. 0 21' 11" E., along said East boundary
525.00 feet, thence S. 89 56' 56" W. 155.90 feet to the West boundary of said Lot Two, thence N. 0 20' 51" W., along said West boundary, 525.00 feet to the North boundary of said SE 1/4, thence N. 89 56' 56" E., along said North boundary, 109.35 feet, thence N. 15 27' 07" E. 170.59 feet to said East boundary thence
S.  0  21' 11" E., along said East boundary, 164.39 feet to  the
Point of Beginning;

AND LESS AND EXCEPT only portion of the above described land lying within lands owned by Florida Power Corporation as described in C.M. Book 10, page 694, of the public records of Hernando County, Florida, as referenced in O.R. Book 130, Page 34, also described as:

Commencing at the point of intersection of the West boundary of Lot 2, Evans Hi-Park Subdivision as recorded in Plat Book 6, Page 25, Public Records of Hernando County, Florida, with the North boundary of the SE 1/4 of Fractional Section 33, Township 22 South, Range 18 East, said point being S. 89 56' 56" W. 311.72 feet from the Northeast corner of SE 1/4 of said fractional section; thence N. 0 20' 51" W. along said West boundary 696.48 feet to the Point of Beginning; thence N. 0 20' 51" W.

                                  EXHIBIT A
                                  ---------

along said West boundary 202.00 feet; thence N. 15 27' 07"  E.
571.83  feet to a point on the East boundary of said Lot;  thence
S. 0 21' 11" E.  along said East boundary 201.94 feet; thence S.
15 27' 07" W. 571.90 feet to the Point of Beginning.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE ROUTE 9, TOMS RIVER, NJ (883-087):

All the real property located in the Township of Dover, County of Ocean, State of New Jersey and more particularly described as follows:

BEGINNING at a point in the Westerly line of New Jersey State Highway Route #9, also known as Lakewood Road and formerly known as River Avenue, where said line was intersected by the northerly line of Hickory Street (66 feet wide) which was vacated July 27, 1948, by Ordinance #238; thence

1.   South 13 degrees 00 minutes West, 366.00 feet; thence

2.   North 77 degrees 00 minutes West, 1,539.93 feet to a point;
thence

3.   North  13 degrees 00 minutes East, 366.00 feet to a  point;
thence

4. South 77 degrees 00 minutes East, 1,539.93 feet to the point of BEGINNING.

FOR INFORMATION ONLY: Being known as Lot 14 Block 166 as shown on the tax assessment map of the Township of Dover.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE CLEMENTON, CLEMENTON, NJ (883-088):

PARCEL 1:

      BEGINNING at a point in the Southerly right-of-way line of White Horse Pike (70.0 feet wide), said point being the division line between Lots 26 and 28, Block 75, Tax Map; thence

      1)  South 08 degrees 34 minutes 08 seconds West, along Lot
26, 1133.69 feet to a point in line of Lot 20; thence

      2)  South 71 degrees 45 minutes 00 seconds East, along Lot
20, 248.68 feet to a point corner to same; thence

      3)  North 05 degrees 34 minutes 00 seconds East, along Lot
30, 893.76 feet to a point corner to same; thence

      4)  North 84 degrees 26 minutes 00 seconds West, along Lot
29, 78.00 feet to a point corner to same; thence

      5) North 07 degrees 19 minutes 00 seconds East, still along same, 251.18 feet to a point in the Southerly right-of-way line of White Horse Pike; thence

      6) North 64 degrees 05 minutes 56 seconds West, along said right-of-way line, 120.43 feet to the place of beginning.

      FOR  INFORMATION ONLY:  BEING Block 75, Lots 29  and  29.01
(formerly 27, 28 and part of 29) Tax Map.

     ALSO known as 276 White Horse Pike, Clementon, N.J.

      BEING THE SAME LAND AND PREMISES that became vested in NATIONWIDE COMMERCIAL COMPANY by Deed from Michael W. McLaughlin, Sheriff of the County of Camden, in the State of New Jersey, dated January 27, 1995, recorded February 14, 1995, in Deed book 4741, page 487.

PARCEL 2:

      BEGINNING at a point in the Southerly right-of-way line  of
White  Horse  Pike (70.00 feet wide), said point being  South  64 degrees 05 minutes 56 seconds East, 120.43 feet from the Northeasterly corner of Lot 26, Block 75, Tax Map; thence

      1)  South 64 degrees 05 minutes 56 seconds East, along the
Southerly right-of-way line of White Horse Pike, 75.00 feet to a point in same; thence

                                  EXHIBIT A
                                  ---------

      2)  South 05 degrees 34 minutes 00 seconds West, along Lot
30, 225.00 feet to a point corner to same; thence

      3)  North 84 degrees 26 minutes 00 seconds West, along Lot
28, 78.00 feet to a point corner to same; thence

      4) North 07 degrees 19 minutes 00 seconds East, still along Lot 28, 251.18 feet to the place of beginning.

     FOR INFORMATION ONLY: BEING Lot 28, Block 75 on the Tax Map.

      BEING PART OF THE SAME LAND AND PREMISES that became vested in U-HAUL CO. of NEW JERSEY, INC., by Deed from DOROTHY M. BASSETT, Executrix of the Estate of FLORENCE E. SHORTT, deceased, dated June 7, 1995, recorded June 14, 1995 in Deed Book 4761, page 0416.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE ST. AUGUSTINE, ST. AUGUSTINE, FL (883-089):

Being part of Government Lot 2, Section 7, Township 8 South, Range 30 East, and described as follows: Commencing at the Northeast corner of said Government Lot 2 in said Section 7 and run South 00 degrees 38 minutes 12 seconds West 20.00 feet to the point of beginning, thence still with the East line of said Government Lot 2, South 00 degrees 38 minutes 12 seconds West for a distance of 220.00 feet, thence leaving said East line of said Lot 2 and running North 89 degrees 49 minutes 48 seconds West for a distance of 477.00 feet to the East right-of-way line of U.S. Highway No. 1, (200 feet wide) thence with the East side of said Highway North 00 degrees 13 minutes 12 seconds East for a distance of 220.00 feet, thence leaving said Highway and running South 89 degrees 49 minutes 48 seconds East 478.60 feet to the place of beginning.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE HOLYOKE, HOLYOKE, MA (883-090):

The land, with the buildings thereon, in Holyoke, Hampden County, Massachusetts, bounded and described as follows:

Beginning at the point of intersection of the westerly side of Bond Street with the southerly side of Appleton Street; thence running

SOUTHWESTERLY       on  said Bond Street, one hundred thirty-five
-------------       and seventy-one one-hundredths
                    (135.71) feet to land  conveyed  by
                    Max  C.  Krumpholz and Clarence A.  Bemis  to
                    Arthur  J.  Marquis  et als,  by  deed  dated
                    August  18, 1959, recorded in Hampden  County
                    Registry  of  Deeds in Book 2696,  Page  278;
                    thence

NORTHWESTERLY       at  a  right  angle  with said  Bond  Street,
-------------       ninety (90) feet to a point; thence


SOUTHWESTERLY       at a right angle with the last described line
-------------       and parallel with said Bond Street,
                    four   and   twenty-one-hundredths
                    (4.21) feet to a point; thence

NORTHWESTERLY       at  a  right  angle with the  last  described
-------------       line, seventy (70) feet to the easterly side
                    of Newton Street; thence

NORTHEASTERLY       along  the  easterly side of  Newton  Street,
-------------       sixty-five (65) feet to a point; thence


SOUTHEASTERLY       at  a right angle to the last described line,
------------        seventy (70) feet to a point; thence


NORTHEASTERLY       at  a right angle to the last described line,
-------------       seventy-five (75) feet to the southerly
                    side of Appleton Street; thence

SOUTHEASTERLY       along  the southerly side of Appleton Street,
-------------       ninety (90) feet to Bond Street and
                    the point of beginning.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE AYER, AYER, MA (883-092):

      The land in Ayer, with the buildings thereon, located in Ayer, Middlesex County, Massachusetts, being shown as Lots 4, 5, 6, 7, 8, 9 and 10 on a plan entitled "Sunnyside belonging to Edward P. Masse, Land Association" situated at Ayer, Mass. by J.A. Lantham & Son, Providence, Rhode Island, dated September, 1923 and recorded with Middlesex South District Registry of Deeds in Plan Book 325, Plan 25.

      Being part of the premises conveyed to Garrison Inc., by Deed of Levitt and Sons, Incorporated, dated November 7, 1968 and recorded with Middlesex South District Registry of Deeds in Book
11626, Page 369.

      Also,  the land in said Ayer shown as Lots 11, 12, 13,  14,
15, 16, 17, 18, 19, 20, 21 and 31-42 inclusive on said plan.

      Being the same premises conveyed to Garrison, Inc., by deed of Levitt and Sons, Incorporated, dated November 7, 1968 and recorded with said deeds in Book 11626, Page 373.

      Together with, and subject to the rights of others thereto entitled, a right-of-way in and over Lawnhurst Avenue and Oakhurst Avenue as shown on said plan.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE GAITHERSBURG, GAITHERSBURG, MD (883-093):

Lots 14, 15, and 16, Block C, in the subdivision styled "LOTS 14-22, BLOCK C, MONTGOMERY COUNTY AIRPARK INDUSTRIAL SITES" as delineated on that plat of subdivision recorded in Plat Book 131 at plat No. 15185, among the Land Records of Montgomery County, Maryland.

Parcel I.D.#
     1-9-2480958 (Lot 14)
     1-9-2480960 (Lot 15)
     1-9-2480971 (Lot 16)

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE TEXAS CENTRAL PKWY, WACO, TX (883-094):

Fieldnotes for 2.1068 acres of land, being all of Lot 2, Block 1 of an Amended Final Plat of Central Storage Addition, Volume 1459, Page 244 of the Deed Records of McLennan County, and an adjacent 321 square foot tract of land, being out of the T. B. White Survey, Abstract No. 896 in McLennan County, Texas, and being that same tract of land conveyed to Two SAC Self-Storage Corporation by deed recorded in Volume 1861, Page 560 of the said Deed Records, said 2.1068 acres of land being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod found in the East line of Texas Central Parkway, based on a 120.00 foot right-of-way, marking the Northwest corner of Lot 2, Block 1 of said Central Storage
Addition, said point also being the Southwest corner of Lot 1, Block 1 of said Central Storage Addition, said point also being South 30 deg 29' 35" East, 177.21 feet from the Northwest corner of that certain 8.23 acre tract conveyed to 84 Plaza Joint Venture by deed recorded in Volume 1403, Page 455 of the said Deed Records;

THENCE: North 58 deg 19' 00" East, 283.66 feet with the North line of said Lot 2, Block 1 and the common South line of Lot 1, Block 1 of said Central Storage Addition to a 1/2 inch iron rod found marking the Northeast corner of said Lot 2 and the herein described tract, said point also being the Southeast corner of said Lot 1, Block 1, said point also being in the West line of the Final Plat of Lot 1, Block 7 Woodway Center Addition, the map or plat thereof being recorded in Volume 1821, page 501 of the Deed Records McLennan County, said point also being the North corner of the said 321 square foot tract;

THENCE:   South 31 deg 34' 00" East, (called South 30 deg 39'  04"
East), 184.96 feet with the West line of the Final Plat of Lot 1 Block 7 Woodway Center Addition and the East line of the 321 square foot tract to the Southeast corner of the said 321 square foot tract and an ell corner of said Woodway Center Addition and the herein described tract, from which a found 1/2 inch iron rod bears North 31 deg 34' East, 0.40 feet;

THENCE:   South 58 deg 19' 00" West (called South 58 deg 09'  31"
West), 3.47 feet with the South line of the said 321 square foot tract and the Westerly line of said Woodway Center Addition to a point in the East line of said Central Storage Addition for the Southwest corner of the said 321 square foot tract and a second ell corner of said Woodway Center Addition and the herein described tract from which a found 1/2 inch rod bears North 30 deg 42" West, 0.60 feet;

THENCE:   South 30 deg 42' 23" East (called South 30 deg 39'  05"
East), 137.34 feet with the East line of said Central Storage Addition and the common West line of said Woodway Center Addition to a 1/2 inch iron rod found marking the Southeast corner of said Lot 2, Block 1 and the herein described tract, said point also being the Northeast corner of Lot 1, Block 1 of Central Express Addition as recorded in Volume 1661, Page 838 of the said Deed Records;

THENCE:   South 58 deg 19' 00" West, 284.16 feet with  the  South
line of said Lot 2, Block 1 of

                                  EXHIBIT A
                                  ---------
Central  Storage Addition and the common North line of  the  said
Central Express Addition to a point in the East line of said Texas Central Parkway for the Southwest corner of said Lot 2, Block 1 of Central Storage Addition, from which a 1/2 inch iron rod bears North 30 deg 30' West, 0.40 feet, said point also being the Northwest corner of said Lot 1, Block 1 of Central Express Addition;

THENCE: North 30 deg 29' 35" West, 322.35 feet with the West line of said Central Storage Addition and the common East line of said Texas Central Parkway to the PLACE OF BEGINNING and containing 2.1068 acres or 91,771 square feet of land, more or less.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE 47TH AVE & HWY 99, SACRAMENTO, CA (883-095):

PARCEL 1, as shown on that certain parcel map entitled "Portion of the Northwest 1/4 of Section 32, Township 8 North, Range 5 East M.D.M.," recorded in Book 46 of Parcel Maps, Page 43, records of
Sacramento County, State of California.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE ORANGETHORPE, FULLERTON, CA (883-097):

That portion of Section 2, Township 4 South, Range 10 West, in the Rancho San Juan Cajon De Santa Ana, in the City of Fullerton, as shown on a map recorded in Book 51, Page(s) 10, of Miscellaneous Maps, in the Office of the County Recorder of Orange County described as follows:

     Parcel 2, in the City of Fullerton, County of Orange, State of California, as per map filed in Book 139, page 49 of parcel maps, records of said County.

                                  EXHIBIT A
                                  ---------

U-HAUL SPARKMAN DRIVE, HUNTSVILLE, AL (884-001):

All that part of the Northwest Quarter of Section 28, Township 3 South, Range 1 West in the City of Huntsville, Madison County,
Alabama: particularly described as beginning at a point that is located South 00 degrees 28 minutes 15 seconds West, 235.0 feet and South 89 degrees 57 minutes 06 seconds East, 566.0 feet from the Northwest corner of said Section 28; thence from the true point of beginning continue South 89 degrees 57 minutes 06 seconds East, 339.54 feet to a point, thence South 46 degrees 41 minutes West 25.50 feet to a point; thence South 43 degrees 19 minutes East, 220.0 feet to a point on the Northerly margin of Sparkman Drive right-of-way; thence South 46 degrees 41 minutes West along the said right-of-way line a distance of 282.11 feet to a point; thence North 43 degrees 19 minutes West, 388.81 feet to a point; thence North 0 degrees 02 minutes 54 seconds East,
88.50 feet to the true point of beginning and containing 2.363 acres, more or less.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE MARIETTA, MARIETTA, GA (884-004):

All that tract or parcel of land lying and being in Land Lot 1237 of the 16th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

to find the TRUE POINT OF BEGINNING, commence at the point formed by the intersection of the Southern right of way line of Roswell Street (50 foot right of way) and the Western right of away line of Dodd Street (30 foot right of way); thence running South along the Western right of way line of Dodd Street a distance of 449.20 feet to a point and the TRUE POINT OF BEGINNING: with the true point of beginning thus established, run thence South 00 degrees 01 minutes 35 seconds West along the Western right of way line of Dodd Street a distance of 260.00 feet to a point; running thence North 89 degrees 39 minutes 37 seconds West a distance of 367.11 feet to a point; running thence North 00 degrees 29 minutes 25 seconds West a distance of 260.00 feet to a point; running thence North 88 degrees 42 minutes 35 seconds East a distance of 90 feet to a point; run thence South 89 degrees 08 minutes 25 seconds East a distance of 279.50 feet to a point and the TRUE POINT OF
BEGINNING:

TOGETHER WITH an easement for ingress and egress over and across the following described lands of Grantor herein:

All that tract or parcel of land lying and being in Land Lot 1237 of the 16th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

To find the TRUE POINT OF BEGINNING, commence at the point formed by the intersection of the Southern right of way line of Roswell Street with the Western right of way line of Dodd Street (30 foot right of way); run thence South along the Western right of way line of Dodd Street a distance of 449.2 feet to an iron pin placed; run thence South 00 degrees 01 minutes 35 seconds West along the Western right of way line of Dodd Street a distance of
264.30 feet to an iron pin placed and the TRUE POINT OF BEGINNING; with the true point of beginning thus established, run North 89 degrees 39 minutes 37 seconds West a distance of 367.07 feet to an iron pin placed; run thence North 00 degrees 29 minutes 25 seconds West a distance of 4.30 feet to a point; run thence South 89 degrees 39 minutes 37 seconds East a distance of
367.11 feet to a point on the Western right of way line of Dodd Street; run thence South 00 degrees 01 minutes 35 seconds West along the Western right of way line of Dodd Street a distance of
4.30 feet to an iron pin placed and the POINT OF BEGINNING.

TOGETHER WITH an easement for ingress and egress over and across that portion of Wilson Drive, a paved private road, lying directly to the South of the property described above. As shown in a survey for Marietta Mini Storage by Kenco Engineering and Surveying Co., Inc. Richard E. Nutt, Georgia Registered Land Surveyor #1797, dated November 1, 1984, revised July 1, 1986, last revised October 28, 1986. As set forth in Corrective Warranty Deed dated November 2, 1986, recorded November 25, 1986, in Deed Book 4223, Page 232, aforesaid records.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE MOON LAKE, HUDSON, FL (884-007)

PARCEL I:

The East 1/2 of Tract 347 of the unrecorded plat of LAKEWOOD ACRES SUBDIVISION, Unit Three, being further described as follows: Commence at the Northeast corner of Section 6, Township 25 South, Range 17 East, Pasco County, Florida; thence South 00 21'35" West, along the East line of said Section 6, a distance of 1152.64 feet; thence South 33 30'20" West, a distance of
650.35 feet; thence South 56 29'40" East, a distance of 685.00 feet; thence South 33 30'00" West, a distance 2030.00 feet; thence North 56 28'23" West, a distance of 76.23 feet; thence South 33 30'00" West, a distance of 544.07 feet; thence North 88 58'47" West, a distance of 760.40 feet to the POINT OF BEGINNING; thence continue North 88 58'47" West a distance of
69.40  feet;  thence South 33 30'00" West, a  distance  of  56.85 feet; thence South 01 01'13" West, a distance of 1004.70 feet; thence South 88 58'47" East, a distance of 100.00 feet; thence North 01 01'13" East, a distance of 1051.44 feet to the POINT OF BEGINNING, LESS AND EXCEPT the South 10 feet thereof.

PARCEL II:

The West 1/2 of Tract 347 of the unrecorded plat of LAKEWOOD ACRES SUBDIVISION, Unit Three, being further described as follows: Commence at the Northeast corner of Section 6, Township 25 South, Range 17 East, Pasco County, Florida; thence South 00 21'35" West, along the East line of said Section 6, a distance of 1152.64 feet; thence South 33 30'20" West, a distance of
650.35 feet; thence South 56 29'40" East, a distance of 685.00 feet; thence South 33 30'00" West, a distance of 2030.00 feet; thence North 56 28'23" West, a distance of 76.23 feet; thence South 33 30'00" West, a distance of 544.07 feet; thence North 88 58'47" West, a distance of 829.80 feet; thence South 33 30'00" West, a distance of 56.85 feet to the POINT OF BEGINNING; thence continue South 33 30'00" West, a distance of 186.22 feet; thence South 01 01'13" West, a distance of 847.61 feet; thence South 88 58'47" East, a distance of 100.00 feet; thence North 01 01'13" East, a distance of 1004.70 feet to the POINT OF BEGINNING; LESS AND EXCEPT the South 10 feet thereof.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE HUDSON, HUDSON, FL (884-009)

PARCEL III:

Lot 8, Block 2, Unit #1, GULF COAST ACRES, as per plat recorded in Plat Book 5, page 84, of the public records of Pasco County, Florida, LESS AND EXCEPT THEREFROM that portion conveyed to the State of Florida for the use and benefit of the State Road Department of Florida, by instrument recorded September 25, 1967, in Official Records Book 373, page 516, of the public records of Pasco County, Florida.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE MALDEN, MALDEN, MA (884-012):

      The land with the buildings thereon situated in Malden, Middlesex County, Massachusetts, being more particularly bounded and described as follows:

SOUTHERLY           by  Eastern  Avenue,  seventy-nine  and
                    no/100 (79.00) feet;

WESTERLY            by  Parcel 4 as shown on the  plan
                    hereinafter referred to, one hundred nine and 13/100 (109.13) feet;

NORTHERLY           by  Parcel 2 as shown on said plan, six
                    and no/100 (6.00) feet;

WESTERLY            again  by said Parcel 2,  thirteen
                    and no/100 (13.00) feet;

NORTHEASTERLY       by  said  Parcel  2, eight  and  90/100
                    (8.90) feet;

WESTERLY            by  said Parcel 2, one and  no/100
                    (1.00) feet;

NORTHERLY           by  said Parcel 2, fourteen and  40/100
                    (14.40) feet;

WESTERLY            by said Parcel 2 and by Parcel 3 as
                    shown  on said plan, seventy-four and  26/100
                    (74.26);

NORTHWESTERLY       by land now or formerly of the Boston & Maine
                    Railroad,  one hundred eighty-six and  13/100
                    (186.13) feet;

EASTERLY            by  Phillips Court, eighty-one and
                    55/100 (81.55) feet;

SOUTHERLY           by  land  now or formerly of the  Gibbs
                    Realty   and   Investment  Corporation,   one
                    hundred thirty-four and no/100 (134.00) feet;
                    and

EASTERLY            by said Gibbs Realty and Investment
                    Corporation land, one hundred twenty-five and 60/100 (125.60) feet.

     The same being Parcel 1 as shown on a plan entitled "Plan of Land in Malden belonging to Revere Knitting Mills Inc. et als" drawn by S. Slater, Surveyor, dated Nov. 9, 1957, which plan is recorded with said Deeds in Book 9093, Page 223.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE AURORA, AURORA, ONT (886-001):

Part Lot 105, Plan 246
being Part 1 on Plan 65R-3060
Town of Aurora
Regional Municipality of York

Registry Division of York Region (No. 65)

                                  EXHIBIT A
                                  ---------


U-HAUL STORAGE HAMILTON, HAMILTON, ONT (886-002):

FIRSTLY: being composed of part of Lot 13, Concession 1, in the City of Hamilton, in the Regional Municipality of Hamilton-Wentworth, formerly in the Township of Glanford, and designated as parts 3, 4, 7 and 10, according to Plan 62R-5403. Reserving to the Regional Municipality of Hamilton-Wentworth an easement over parts 4 and 10, Plan 62R-5403.

SECONDLY:

Being  the whole of Parcel 9-1, in the Registry for Section  62M-
352, being Lot 9 and Block 16 on Plan 62M-0352, Hamilton Mountain
Industrial Park No. 3, City of Hamilton, Regional Municipality of
Hamilton-Wentworth.

Land Titles Division of Hamilton-Wentworth (No. 62)

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE WATERLOO, WATERLOO, ONT (886-003):

Lot Number 2, Registered Plan Number 1405
City of Waterloo
Regional Municipality of Waterloo

SAVE AND EXCEPT Part 1 on Plan 58R-4313, registered in the Land Registry Office at Waterloo North

Registry Division of Waterloo (No. 58)

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE FAIRWAY ROAD, KITCHERNER, ONT (886-004):

Part Lot 6, Plan 1525, now designated as Parts 1, 2, 3, 4, 5,  6,
7 and 8 on Reference Plan 58R-2985, subject to a right-of-way over Part 3 on Reference Plan 58R-1841 City of Kitcherner,
Regional Municipality of Waterloo.

Registry Division of Waterloo (No. 58)

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE NEWMARKET, NEWMARKET, ONT (886-005):

Parcel 11-2, Section 65M-2558, being Lot 11, Plan 65M-2558, Town of Newmarket, Regional Municipality of York.

Subject to an easement in favour of The Corporation of the Town of Newmarket over that part of Lot 11 on Plan 65M-2558, designated as Part 8 on Plan 65R-11063 for the purpose as set out in LT434245.

Subject to a right in favour of Steeles-Jane Properties Inc., for 10 years from 89/10/18 for the purposes as in LT623816.

Land Titles Division of York Region (No. 65).

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE WALKER ROAD, WINDSOR, ONT (886-006):

FIRSTLY:

Part  of Lot 12, Concession 6, designated as Part 1 on Plan  12R-
7727, in the Township of Sandwich South, in the County of Essex

SECONDLY:

Part  of Lot 12, Concession 6, designated as Part 1 on Plan  12R-
3017, in the Township of Sandwich South, in the County of Essex

SAVE AND EXCEPT Part 1 on Plan 12R-10139.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE OAKVILLE, OAKVILLE, ONT (886-007):

FIRSTLY:

Part of Lot 17, Concession 3, South of Dundas Street, in the Town
of   Oakville,  in  the  Regional  Municipality  of  Halton   and
designated as Part 1 on Plan 20R-4820, save and except that part of Part 1 designated as Parts 1 and 2 on Plan 20R-4939.

TOGETHER WITH a right-of-way over those Parts of Lot 17, Concession 3, South of Dundas Street, designated as Part 2 on
Reference Plan 20R-4820.

SECONDLY:

Parts of Lots 48, 49, and 50, Plan 175 and Part of Lot 17, Concession 3, South of Dundas Street, in the Town of Oakville, in the Regional Municipality of Halton and being Parts 1, 3 and 4 on Reference Plan 20R-7452, save and except part of Lot 48, Plan 175 and part of Lot 17, Concession 3, South of Dundas Street, designated as Parts 1, 2 and 3 on Reference Plan 20R-7646.

TOGETHER WITH a right-of-way for the purposes of ingress and egress over those parts of Lot 48 according to Plan No. 175 and of Lot 17, Concession 3, South of Dundas Street designated as Parts 2 and 5 on Reference Plan 20R-7452 until such time as it has been assumed as part of a public highway as set out in Instrument Number 640996.

TOGETHER WITH a right-of-way for the purposes of ingress and egress over those parts of Lot 48 according to plan No. 175 and of Lot 17, Concession 3, South of Dundas Street, designated as Parts 2 and 3 on Reference Plan 20R-7646 for the benefit of those parts of Lots 49 and 50 according to the said Plan No. 175, which form part of Part 3 on Reference Plan 20R-7452.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE VINE STREET, ST. CATHARINES, ONT (886-009):

Part of Lot 4043, Corporation Plan No. 2, in the City of St. Catharines, in the Regional Municipality of Niagara, being designated as Parts 2 and 3, Reference Plan 30R-1807; SUBJECT to a utility easement in favour of Perma-Mix Limited, its successors and assigns in perpetuity on and under the lands and premises described as Part 3, Plan 30R-1807 as in Instrument Number 557456.

WHEREAS by Certificate of Continuance dated February 27, 1991 a notarial copy of which was registered in the General Register for the Land Registry Division on Niagara North, 755556 Ontario Limited was continued under the name 2694581 Canada Limited.

AND  WHEREAS by Certificate of Amalgamation dated March  1,  1995 and  Articles  of  Amalgamation dated February 27,  1991  2694581
Ontario  Limited amalgamated with and continued  under  the  name
Royaledge Industries Inc.

                                  EXHIBIT A
                                  ---------

U-HAUL STORAGE TOWERLINE PLACE, LONDON, ONT (886-010):

Parcel 18-2, Section M-31
Lot 18 on Plan M-31
City of London
County of Middlesex

Land Titles Division of Middlesex (No. 33)

Parcel 18-2, Section M-31, City of London, County of Middlesex, being the whole of Lot 18, on Plan M-31, designated as Parts 4, 5, 6, 7, 8, 9, 10, 11 and 12 on Reference Plan 33R-3685.

And  that part of Towerline Place designated as Parts 1, 2 and  3 on said Reference Plan 33R-3685, as stopped up and closed by Judges Order registered as No. LT30775.

SUBJECT TO an easement in favour of the City of London as set out in Instrument No. LT35159.

                              EXHIBIT B
                              ---------
1.    U-Haul Storage Grant Road -- U-Haul Co. of Arizona
2.    U-Haul Storage Great Hills -- U-Haul Co. of Texas
3.    U-Haul Storage Cedar Ridge -- U-Haul Co. of Texas
4.    U-Haul Storage Pflugerville -- U-Haul Co. of Texas
5.    U-Haul Storage State Street -- U-Haul Co. of California
6.    U-Haul Storage Spring Valley -- U-Haul Co. of California
7.    U-Haul Storage Keller Lake -- U-Haul Co. of Minnesota
8.    U-Haul Storage Hefner -- U-Haul Co. of Oklahoma, Inc.
9.    U-Haul Storage Lincoln Park -- U-Haul Co. of Oklahoma, Inc.
10.   U-Haul Storage Bethany -- U-Haul Co. of Oklahoma, Inc.
11.   U-Haul Storage Harry Hines -- U-Haul Co. of Texas
12.   U-Haul Storage Gibralter -- U-Haul Co. of Mississippi
13.   U-Haul Storage Stratford Square -- U-Haul Co. of Illinois, Inc.
14.   U-Haul Storage Hoffman Estates -- U-Haul Co. of Illinois, Inc.
15.   U-Haul Storage Ocala -- U-Haul Co. of Florida
16.   U-Haul Storage Eustis -- U-Haul Co. of Florida
17.   U-Haul Storage Orange City -- U-Haul Co. of Florida
18.   U-Haul Storage New Smyrna -- U-Haul Co. of Florida
19.   U-Haul Storage Seminole -- U-Haul Co. of Florida
20.   U-Haul Storage Park Street -- U-Haul Co. of Florida
21.   U-Haul Storage Brunswick -- U-Haul Co. of Maine, Inc.
22.   U-Haul Storage Swansea -- U-Haul Co. of Massachusetts, Inc.
23.   U-Haul Storage Hanover -- U-Haul Co. of Massachusetts, Inc.
24.   U-Haul Storage Cheektowaga -- U-Haul Co. of New York, Inc.
25.   U-Haul Storage Kingston -- U-Haul Co. of New York, Inc.
26.   U-Haul Storage Heightstown -- U-Haul Co. of New Jersey, Inc.
27.   U-Haul Storage Turnpike -- U-Haul Co. of Virginia
28.   U-Haul Storage NAFB -- U-Haul Co. of Nevada, Inc.
29.   U-Haul Storage Franklin Park -- U-Haul Co. of Ohio
30.   U-Haul Storage Byrne Road -- U-Haul Co. of Ohio
31.   U-Haul Storage Worthington-Galena -- U-Haul Co. of Ohio
32.   U-Haul Storage Beavercreek -- U-Haul Co. of Ohio
33.   U-Haul Storage Longwood -- U-Haul Co. of Florida
34.   U-Haul Storage Clarkston 2 -- U-Haul Co. of Georgia
35.   U-Haul Storage Granville Station -- U-Haul Co. of Wisconsin, Inc.
36.   U-Haul Storage Clarkston -- U-Haul Co. of Georgia
37.   U-Haul Storage South Loop -- U-Haul Co. of Texas
38.   U-Haul Storage Guthrie Highway -- U-Haul Co. of Tennessee
39.   U-Haul Storage Apple Valley -- U-Haul Co. of Massachusetts, Inc.
40.   U-Haul Storage Riverdale -- U-Haul Co. of Georgia
41.   U-Haul Storage El Camino Avenue -- U-Haul Co. of California
42.   U-Haul Storage Ferndale -- U-Haul Co. of Washington
43.   U-Haul Storage 103rd Street -- U-Haul Co. of Florida
44.   U-Haul Storage Mayport Rd. -- U-Haul Co. of Florida
45.   U-Haul Storage Alta Mesa -- U-Haul Co. of Texas

46.   U-Haul Storage Tilton -- U-Haul Co. of New Hampshire, Inc.
47.   U-Haul Storage Colmar -- U-Haul Co. of Pennsylvania
48.   U-Haul Storage North Royalton -- U-Haul Co. of Ohio
49.   U-Haul Storage Butler Street -- U-Haul Co. of Virginia
50.   U-Haul Storage Country Club -- U-Haul Co. of Texas
51.   U-Haul Storage Route 2 -- U-Haul Co. of Massachusetts, Inc.
52.   U-Haul Storage New Port Richey -- U-Haul Co. of Florida
53.   U-Haul Storage South Tampa -- U-Haul Co. of Florida
54.   U-Haul Storage Spring Hill -- U-Haul Co. of Florida
55.   U-Haul Storage Route 9 -- U-Haul Co. of New Jersey, Inc.
56.   U-Haul Storage Clementon -- U-Haul Co. of New Jersey, Inc.
57.   U-Haul Storage St. Augustine -- U-Haul Co. of Florida
58.   U-Haul Storage Holyoke -- U-Haul Co. of Massachusetts, Inc.
59.   U-Haul Storage Ayer -- U-Haul Co. of Massachusetts, Inc.
60.   U-Haul Storage Gaithersburg -- U-Haul Co. of Maryland, Inc.
61.   U-Haul Storage Texas Central Parkway -- U-Haul Co. of Texas
62.   U-Haul Storage 47th Ave & Hwy 99 -- U-Haul Co. of California
63.   U-Haul Storage Orangethorpe -- U-Haul Co. of California
64.   U-Haul Sparkman Drive -- U-Haul Co. of Alabama, Inc.
65.   U-Haul Storage Marietta -- U-Haul Co. of Georgia
66.   U-Haul Storage Moon Lake -- U-Haul Co. of Florida
67.   U-Haul Storage Hudson -- U-Haul Co. of Florida
68.   U-Haul Storage Malden -- U-Haul Co. of Massachusetts, Inc.
69.   U-Haul Storage Aurora -- U-Haul Co. (Canada) Ltd.
70.   U-Haul Storage Hamilton -- U-Haul Co. (Canada) Ltd.
71.   U-Haul Storage Waterloo -- U-Haul Co. (Canada) Ltd.
72.   U-Haul Storage Fairway Road -- U-Haul Co. (Canada) Ltd.
73.   U-Haul Storage Newmarket -- U-Haul Co. (Canada) Ltd.
74.   U-Haul Storage Walker Road -- U-Haul Co. (Canada) Ltd.
75.   U-Haul Storage Oakville -- U-Haul Co. (Canada) Ltd.
76.   U-Haul Storage Vine Street -- U-Haul Co. (Canada) Ltd.
77.   U-Haul Storage Towerline Place -- U-Haul Co. (Canada) Ltd.
78.   U-Haul Storage Sunrise -- U-Haul Co. of Florida
79.   U-Haul Storage Burlington -- U-Haul Co. (Canada) Ltd.

                               EXHIBIT C
                               ---------
1.    U-Haul Storage Grant Road
     2423 N. Palo Verde Ave., Tucson, AZ  85718

2.    U-Haul Storage Great Hills
     12611 Research Blvd., Austin, TX

3.    U-Haul Storage Cedar Ridge
     1022 S. Cedar Ridge Rd., Duncanville, TX

4.    U-Haul Storage Pflugerville
     1617 Three Points Rd, Pflugerville, TX

5.    U-Haul Storage State Street
     4101 State Street, Santa Barbara, CA

6.    U-Haul Storage Spring Valley
     8847 Jamacha Road, Spring Valley, CA

7.    U-Haul Storage Keller Lake
     1195 E. Hwy 36, Maplewood, MN

8.    U-Haul Storage Hefner
     421 Hefner, Oklahoma City, OK

9.    U-Haul Storage Lincoln Park
     2500 NE 36th Street, Oklahoma City, OK

10.   U-Haul Storage Bethany
     2425 MacArthur Blvd., Oklahoma City, OK

11.   U-Haul Storage Harry Hines
     11031 Harry Hines Blvd., Dallas, TX

12.   U-Haul Storage Gibralter
     1414 Gibralter Drive, Jackson, MS

13.   U-Haul Storage Stratford Square
     4N 275 84th Court, Bloomingdale, IL

14.   U-Haul Storage Hoffman Estates
     2475 Pembroke Ave., Hoffman Estates, IL


15.   U-Haul Storage Ocala

     5555 SE US Highway 441, Ocala, FL  34480

16.   U-Haul Storage Eustis
     15519 US Hwy 441, Eustis, FL  32726

17.   U-Haul Storage Orange City
     2861 Enterprise Road, Debary, FL  32713

18.   U-Haul Storage New Smyrna
     500 Turnbull Bay Road, New Smyrna, FL  32168

19.   U-Haul Storage Seminole
     6249 Seminole Blvd., Seminole, FL

20.   U-Haul Storage Park Street
     5200 Park Street, St. Petersburg, FL

21.   U-Haul Storage Brunswick
     Route 24, Brunswick, ME

22.   U-Haul Storage Swansea
     600 GAR, Swansea, MA

23.   U-Haul Storage Hanover
     49 Franks Lane, Hanover, MA

24.   U-Haul Storage Cheektowaga
     565 Ludwig Ave., Cheektowaga, NY

25.   U-Haul Storage Kingston
     850 Ulster Ave., Kingston, NY

26.   U-Haul Storage Heightstown
     Route 33 W. Road #1, Heightstown, NJ

27.   U-Haul Storage Turnpike
     3434 Salem Turnpike, Roanoke, VA

28.   U-Haul Storage NAFB
     2525 E. Lamount, Las Vegas, NV

29.   U-Haul Storage Franklin Park
     5394 Monroe Street, Toledo, OH

30.   U-Haul Storage Byrne Road
     2366 Byrne Road, Toledo, Ohio 43614

31.   U-Haul Storage Worthington-Galena
     7510 Worthington-Galena Rd., Columbus, OH

32.   U-Haul Storage Beavercreek
     1168 Fairfield Rd., Beavercreek, OH

33.   U-Haul Storage Longwood
     650 N. Country Rd., Longwood, FL

34.   U-Haul Storage Clarkston 2
     3605 Sams Rd., Clarkston, GA

35.   U-Haul Storage Granville Station
     8826 N. Granville Rd., Milwaukee, WI

36.   U-Haul Storage Clarkston
     885 Northern Ave., Clarkston, GA

37.   U-Haul Storage South Loop
     205 SW H.K. Dodgen Loop, Temple, TX

38.   U-Haul Storage Guthrie Highway
     2830 Guthrie Hwy, Clarksville, TN

39.   U-Haul Storage Apple Valley
     800 High Street, Clinton, MA

40.   U-Haul Storage Riverdale
     5691 Riverdale Rd., College Park, GA

41.   U-Haul Storage El Camino Avenue
     1850 Glenrosa Ave., Sacramento, CA

42.   U-Haul Storage Ferndale
     5484 Barrett Rd., Ferndale, WA

43.   U-Haul Storage 103rd St
     6508  103rd Street, West Jacksonville, FL

44.   U-Haul Storage Mayport Rd.
     1650 Mayport Road, Atlantic Beach, FL

45.   U-Haul Storage Alta Mesa
     3450 Alta Mesa Blvd., Fort Worth, Tx

46.   U-Haul Storage Tilton
     Route 3, Tilton, NH

47.   U-Haul Storage Colmar
     272 Bethlehem Pike, Colmar, PA

48.   U-Haul Storage North Royalton
     9903 Royalton Rd., North Royalton, NJ

49.   U-Haul Storage Butler Street
     803 Butler Street, Chesapeake, VA

50.   U-Haul Storage Country Club
     2220 Country Club, Carrollton, TX

51.   U-Haul Storage Route 2
     438 Harvard Street, Leominster, MA

52.   U-Haul Storage New Port Richey
     6209 US Hwy 19, New Port Richey, FL

53.   U-Haul Storage South Tampa
     3826 N. Marcum, Tampa, FL

54.   U-Haul Storage Spring Hill
     13416 Cortez Blvd., Brookville, FL

55.   U-Haul Storage Route 9
     2180 Route 9, Toms River, NJ

56.   U-Haul Storage Clementon
     270 White Horse Pike, Clementon, NJ

57.   U-Haul Storage St. Augustine
     3524 US Highway 1 South, St. Augustine, FL

58.   U-Haul Storage Holyoke
     260 Appleton Street, Holyoke, MA

59.   U-Haul Storage Ayer
     79 Fitchburg Rd., STE 2, Ayer, MA

60.   U-Haul Storage Gaithersburg
     7913 Beechcraft Ave., Gaithersburg, MD

61.   U-Haul Storage Texas Central Parkway
     200 Texas Central Parkway, Waco, TX

62.   U-Haul Storage 47th Ave & Hwy 99
     6414  44th Street, Sacramento, CA

63.   U-Haul Storage Orangethorpe
     2280 Orangethorpe Avenue, Fullerton, CA

64.   U-Haul Sparkman Drive
     1903 Sparkman Drive, Huntsville, AL

65.   U-Haul Storage Marietta
     144 Dobbs Street, Marietta, GA

66.   U-Haul Storage Moon Lake
     10601 State Road 52, Hudson, FL

67.   U-Haul Storage Hudson
     14906 US 19, Hudson, FL

68.   U-Haul Storage Malden
     124-126 Easter Ave., Malden, MA

69.   U-Haul Storage Aurora
     51 Industrial Pkwy N, Aurora, Ontario, Canada

70.   U-Haul Storage Hamilton
     1060-1088 Rymal Road East, Ontario, Canada

71.   U-Haul Storage Waterloo
     585 Colby drive, Waterloo, Ontario, Canada

72.   U-Haul Storage Fairway Road
     555 Fairway Rd. South, Kitcherner, Ontario, Canada

73.   U-Haul Storage Newmarket
     225 Harry Walker Parkway, Newmarket, Ontario, Canada

74.   U-Haul Storage Walker Road
     5025 Walker Rd., Windsor, Ontario, Canada

75.   U-Haul Storage Oakville
     478 Woody Rd., Oakville, Ontario, Canada

76.   U-Haul Storage Vine Street
     72 Vine Street, St. Catherines, Ontario, Canada

77.   U-Haul Storage Towerline Place
     95 Towerline Place, London, Ontario, Canada

78.   U-Haul Storage Sunrise
     4747 Nob Hill Road, Sunrise, FL

79.   U-Haul Storage Burlington
     3476 Mainway Avenue, Burlington, Ontario, Canada